SMITH BARNEY
                              SMALL CAP GROWTH FUND

             STYLE PURE SERIES o ANNUAL REPORT o SEPTEMBER 30, 2002


[logo]:
SMITH BARNEY
MUTUAL FUNDS
Your Serious Money. Professionally Managed.SM


             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

[photo of: Timothy Woods]

TIMOTHY WOODS
PORTFOLIO MANAGER

Style Pure Series

Annual Report o September 30, 2002

SMITH BARNEY
SMALL CAP GROWTH FUND


AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002*

                                        WITHOUT SALES CHARGES(1)

                        Class 1         Class A         Class B         Class L
--------------------------------------------------------------------------------
One-Year                (18.74)%        (18.64)%        (19.25)%        (18.95)%
--------------------------------------------------------------------------------
Since Inception+        (36.58)         (17.54)         (18.13)         (17.96)
--------------------------------------------------------------------------------


                                         WITH SALES CHARGES(2)

                        Class 1         Class A         Class B         Class L
--------------------------------------------------------------------------------
One-Year                (25.62)%        (22.74)%        (23.29)%        (20.56)%
--------------------------------------------------------------------------------
Since Inception+        (39.27)         (19.02)         (19.01)         (18.26)
--------------------------------------------------------------------------------


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A, and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception date for Class A, B and L shares is November 30, 1999. Inception date for Class 1 shares is September 11, 2000.

--------------------------------------------------------------------------------
[side bar text]:

TIMOTHY WOODS

Timothy Woods, CFA has more than 20 years of securities business experience.

Education: BS in Accounting from Florida A&M, MBA in Finance from the University of Pennsylvania's Wharton School of Finance.

FUND OBJECTIVE

The Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of high-growth companies. These companies possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth Index** at the time of the Fund's investment. The size of companies in the index changes with market conditions and the composition of the index.

--------------
** The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)

FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
November 30, 1999


MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
20 Years

                CLASS 1         CLASS A         CLASS B         CLASS L
--------------------------------------------------------------------------------
NASDAQ          SBCFX           SBSGX           SBYBX           SBSLX
--------------------------------------------------------------------------------
Inception      9/11/00         11/30/99        11/30/99         11/30/99
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


WHAT'S INSIDE

Letter to Our Shareholders                          1
Fund at a Glance                                    4
Historical Performance                              5
Growth of $10,000                                   7
Schedule of Investments                             8
Statement of Assets and Liabilities                12
Statement of Operations                            13
Statements of Changes in Net Assets                14
Notes to Financial Statements                      15
Financial Highlights                               21
Independent Auditors' Report                       24
Additional Information                             25


[logo]:
SMITH BARNEY
MUTUAL FUNDS
Your Serious Money. Professionally Managed.SM



  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Small Cap Growth Fund ("Portfolio") for the period ended September 30, 2002. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope that you will find this report to be useful and informative.

SPECIAL NOTICE TO SHAREHOLDERS

Please note that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

PERFORMANCE OVERVIEW

For the year ended September 30, 2002, the Portfolio's Class A shares, without sales charges, returned negative 18.64%. In comparison, the Russell 2000 Growth Index ("Russell 2000 Growth")1 returned negative 18.16% for the same period.

INVESTMENT STRATEGY

The Portfolio seeks to offer investors long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, either in equity securities of high growth companies2 that possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth at the time of the Portfolio's investment, or in other investments with similar economic characteristics. The size of the companies in the Russell 2000 Growth changes with market conditions and the composition of the index. As of December 31, 2001, the largest market capitalization of a company in the Russell 2000 Growth was $2.33 billion. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, debt securities convertible into equity securities and warrants3 and rights relating to equity securities. The Portfolio may invest up to 20% of its assets in equity securities of companies with market capitalizations outside the range of companies in the Russell 2000 Growth.

PORTFOLIO MANAGER MARKET OVERVIEW

This has been a very difficult year for the stock markets, as virtually all major equity indices dropped to their lowest levels in several years. Unless the stock markets dramatically rally by year end, we believe it's possible that many major equity indices may finish the calendar year down for the third year in a row. Such an occurrence of consecutive retreats has not happened in over 60 years.

The period commenced several weeks following the tragic terrorist attacks of September 11, 2001. During the Portfolio's first fiscal quarter of the period (final calendar quarter of 2001), the Federal Open Market Committee ("FOMC")4 continued to lower its target on the short-term federal funds rate ("fed funds rate")5 in an effort to stimulate the U.S. economy. The FOMC dropped its fed funds target to 1.75% a 40-year low at its December 11, 2001 meeting.

------------
1 The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (Price-to-book ratio is the price of a stock divided by its net asset value.) Please note that an investor cannot invest directly in an index.

2 Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

3 Warrants are securities that are usually issued together with a bond or preferred stock. They entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance for a period of a year to perpetuity.

4 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often indicates the direction of U.S. interest rates.



    1 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

During the period, the stock markets continued to be pressured by slow earnings growth and negative earnings surprises. Growth stocks6 were particularly affected during 2002 (January 1 through September 30, 2002), especially many stocks in the technology sector. Even those segments of the market that held up relatively well over recent years such as value stocks7 (e.g., particularly those classified as cyclicals, examples being equities within the housing and financials sectors), recently generated relatively weak performances, particularly during 2002 (January 1 through September 30, 2002).

Corporate earnings reports for the second calendar quarter of 2002 that were released in early August showed that corporate profits generally have remained weak. The period after Labor Day is usually a time when many investment conferences are held in which companies discuss their outlooks for both the short and long term. As we await the release of earnings for the third calendar quarter, the view of consensus estimates thus far is that a meaningful turnaround in corporate profits (particularly in the technology sector) may not occur until early next year.

Given the concerns challenging the markets (i.e., issues regarding terrorist attacks, corporate accounting/financial reporting scandals, questions regarding the authenticity of accounting standards, the decline in the U.S. dollar and stock losses), market sentiment recently has been very negative. Nevertheless, although the equity markets have been plagued by their share of problems, we believe there are some positive points to consider, which are being disregarded (or overlooked) by many investors at the moment.

    o Key short-term interest rates are at their lowest levels since 1962. Although past performance does not assure future performance, it has been our experience based upon our research understanding that small-cap stocks have had a tendency to perform well in favorable rate environments.

    o The strength in the housing market has been virtually unprecedented amid a record level of refinancings, which has resulted in continued strength in consumer spending.

    o Based upon our opinion of statistics in reports of Gross Domestic Product ("GDP")8 data released during the period, we believe that the U.S. economy continues to show some strength.

In our view, valuations in the small-cap market are the most compelling that we have seen in years. It is important to note that the small-cap market is divided into two major categories: value (where recently the majority of stocks typically have tended to be financial, cyclical or industrial stocks) and growth (where recently the majority of the stocks generally have tended to be technology, healthcare and consumer stocks). Over the past two years, small-cap value in general has very dramatically outperformed small-cap growth. This is reflected in the performance of the Russell 2000 Value Index's 2.01% annualized return versus the Russell 2000 Growth negative 31.45% annualized return over the September 2000 to September 2002 period. However, these dramatic performance differences have resulted in some of the lowest valuations within the small-cap growth sector that we have seen in years.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

In terms of the sector positioning of the Portfolio, highlights are as follows:

    o The Portfolio was overweighted in the healthcare sector, especially in services, versus the Russell 2000 Growth during the period. We have recently trimmed some of those stocks from the Portfolio (mainly those of hospitals and drug distributors) following impressive runs in these groups attributable, in our view, to strong earnings growth and the stocks' defensive characteristics. However, we still favor HMOs in the Fund.

--------------------------------------------------------------------------------
6 The performance of growth stocks in this reference is based on the performance of the Russell 2000 Growth, which returned negative 35.13 % on a year-to-date basis ending as of the close of the reporting period. Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations.

7 The performance of value stocks in this reference is based on the performance of the Russell 2000 Value Index, which returned negative 15.58 % on a year-to-date basis ending as of the close of the reporting period. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power. Please note that an investor cannot invest directly in an index.

8 GDP is a market value of goods and services produced by labor and property in a given country.



    2 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

    o The Portfolio was underweighted in the technology sector relative to the Russell 2000 Growth during the period. We may become more constructive in this area when we observe some evidence, in our view, that the sector has stabilized. We have focused on semiconductor equipment, defense electronics and some software stocks in the Portfolio.

    o The Portfolio was overweighted in the consumer sector versus the Russell 2000 Growth during the period, as we focused on stocks that, in our view, are poised to potentially benefit from an economic recovery.

    o The Portfolio was overweighted in the energy sector versus the Russell 2000 Growth during the period; our primary focus has been on stocks in oilfield services in the Portfolio.

    o The Portfolio was recently underweighted financials stocks, mainly because we did not feel they offered the growth potential that we were seeking. Within financials, the Portfolio has been holding positions that appear to have benefited from strong pricing trends.

PORTFOLIO MANAGER MARKET OUTLOOK

Going forward, as we enter the final calendar quarter of 2002, we anticipate that the outcome of fourth quarter earnings comparisons between 2003 and 2002 will be more favorable for companies in the Portfolio's universe than fourth quarter comparisons between 2002 and 2001. Furthermore, based upon what we deem to be today's relatively weak earnings environment, we are anticipating a general improvement in these companies' growth prospects in the future. We are hopeful that the market will recognize these positive comparisons next year. Of course, there is no guarantee that our expectations will be realized.

For a meaningful turn in the equity markets to occur, we believe there will have to be a pickup in corporate earnings and some resolutions that will make the investing public more comfortable with corporate management and financial statements in general.

We have not changed our investment approach. The Portfolio is actively managed and our investment decisions are based upon comprehensive research findings. Because of the inherent volatility in the small-cap growth area, we think it is just as important to be disciplined in our approach to selling as it is to buying, and the process in which we buy and sell stocks remains consistent. It has been a difficult period for the Portfolio as well as for the stock markets in general, and although we expect volatility to continue along the way, we maintain a consistent approach toward investing for the long term.

Thank you for your investment in the Smith Barney Small Cap Growth Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ R. Jay Gerken                   /s/ Timothy Woods

    R. Jay Gerken                       Timothy Woods, CFA
    Chairman                            Investment Officer

October 11, 2002



The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 8 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio manager's views are as of September 30, 2002 and are subject to change.



    3 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

                 SMITH BARNEY SMALL CAP GROWTH FUND at a Glance

TOP TEN HOLDINGS*+
================================================================================


   1. OXFORD HEALTH PLANS, INC. .................................. 1.9%

   2. CAREER EDUCATION CORP. ..................................... 1.9

   3. HENRY SCHEIN, INC. ......................................... 1.8

   4. CHICO'S FAS, INC. .......................................... 1.7

   5. CACI INTERNATIONAL INC., CLASS A SHARES .................... 1.7

   6. CORINTHIAN COLLEGES, INC. .................................. 1.6

   7. L-3 COMMUNICATIONS HOLDINGS, INC. .......................... 1.6

   8. EVEREST RE GROUP, LTD. ..................................... 1.6

   9. UNIVERSAL HEALTH SERVICES INC., CLASS B SHARES ............. 1.6

  10. OCEAN ENERGY INC. .......................................... 1.5



INDUSTRY DIVERSIFICATION*+
================================================================================

[bar chart data]:

Biotechnology              4.7
Business Services          5.9
Casinos and Gaming         4.8
Computer Software          5.8
Financial Services         7.8
Insurance                  6.5
Oil and Gas                9.7
Pharmaceutical             6.0
Retail                     9.1
Semiconductors             5.7
Other                     34.0



INVESTMENT BREAKDOWN*+
================================================================================

[pie chart data]:

Repurchase Agreement                3.1
Convertible Corporate
  Bonds and Warrants                0.0
Common Stock                       96.9



 * All information is as of September 30, 2002. Please note that Portfolio holdings are subject to change. + As a percentage of total common stock. ++ As a percentage of total investments.



    4 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

===================================================================================================================================
 HISTORICAL PERFORMANCE -- CLASS 1 SHARES
===================================================================================================================================
                                               NET ASSET VALUE
                                        ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
YEAR ENDED                                  OF YEAR         OF YEAR       DIVIDENDS    DISTRIBUTIONS      CAPITAL      RETURNS(1)+
===================================================================================================================================
9/30/02                                     $ 8.11         $ 6.59           $0.00         $0.00            $0.00        (18.74)%
-----------------------------------------------------------------------------------------------------------------------------------
9/30/01                                      17.13           8.11            0.00          0.00             0.00        (52.66)
-----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         16.78          17.13            0.00          0.00             0.00          2.09++
===================================================================================================================================
Total                                                                       $0.00         $0.00            $0.00
===================================================================================================================================



===================================================================================================================================
 HISTORICAL PERFORMANCE -- CLASS A SHARES
===================================================================================================================================
                                                NET ASSET VALUE
                                         ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
YEAR ENDED                                  OF YEAR         OF YEAR       DIVIDENDS    DISTRIBUTIONS      CAPITAL       RETURNS(1)+
===================================================================================================================================
9/30/02                                     $ 8.10         $ 6.59           $0.00         $0.00            $0.00        (18.64)%
-----------------------------------------------------------------------------------------------------------------------------------
9/30/01                                      17.13           8.10            0.00          0.00             0.00        (52.71)
-----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         11.40          17.13            0.00          0.00             0.02         50.45++
===================================================================================================================================
Total                                                                       $0.00         $0.00            $0.02
===================================================================================================================================




===================================================================================================================================
 HISTORICAL PERFORMANCE -- CLASS B SHARES
===================================================================================================================================
                                                NET ASSET VALUE
                                        ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
YEAR ENDED                                  OF YEAR         OF YEAR       DIVIDENDS    DISTRIBUTIONS      CAPITAL      RETURNS(1)+
===================================================================================================================================
9/30/02                                     $ 8.00         $ 6.46           $0.00         $0.00            $0.00        (19.25)%
-----------------------------------------------------------------------------------------------------------------------------------
9/30/01                                      17.03           8.00            0.00          0.00             0.00        (53.02)
-----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         11.40          17.03            0.00          0.00             0.01         49.48++
===================================================================================================================================
Total                                                                       $0.00         $0.00            $0.01
===================================================================================================================================



===================================================================================================================================
 HISTORICAL PERFORMANCE -- CLASS L SHARES
===================================================================================================================================
                                               NET ASSET VALUE
                                         ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
YEAR ENDED                                  OF YEAR         OF YEAR       DIVIDENDS    DISTRIBUTIONS      CAPITAL      RETURNS(1)+
===================================================================================================================================
9/30/02                                     $ 8.02         $ 6.50           $0.00         $0.00            $0.00        (18.95)%
-----------------------------------------------------------------------------------------------------------------------------------
9/30/01                                      17.04           8.02            0.00          0.00             0.00        (52.93)
-----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         11.40          17.04            0.00          0.00             0.01         49.56++
===================================================================================================================================
Total                                                                       $0.00         $0.00            $0.01
===================================================================================================================================




    5 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

===================================================================================================================================
 HISTORICAL PERFORMANCE -- CLASS Y SHARES
===================================================================================================================================
                                              NET ASSET VALUE
                                        ----------------------------
                                           BEGINNING          END          INCOME      CAPITAL GAIN      RETURN OF        TOTAL
YEAR ENDED                                  OF YEAR         OF YEAR       DIVIDENDS    DISTRIBUTIONS      CAPITAL      RETURNS(1)+
===================================================================================================================================
9/30/02                                     $ 8.17         $ 6.70           $0.00         $0.00            $0.00        (17.99)%
-----------------------------------------------------------------------------------------------------------------------------------
9/30/01                                      17.17           8.17            0.00          0.00             0.00        (52.42)
-----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/00                         18.59          17.17            0.00          0.00             0.00         (7.64)++
===================================================================================================================================
Total                                                                       $0.00         $0.00         $0.00
===================================================================================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.


===================================================================================================================================
 AVERAGE ANNUAL TOTAL RETURNS+
===================================================================================================================================
                                                                                   WITHOUT SALES CHARGES(1)
                                                             ----------------------------------------------------------------------
                                                               CLASS 1       CLASS A        CLASS B        CLASS L       CLASS Y
===================================================================================================================================
Year Ended 9/30/02                                            (18.74)%       (18.64)%      (19.25)%       (18.95)%      (17.99)%
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 9/30/02                                    (36.58)        (17.54)       (18.13)        (17.96)       (32.44)
===================================================================================================================================

                                                                                     WITH SALES CHARGES(2)
                                                             ----------------------------------------------------------------------
                                                               CLASS 1       CLASS A        CLASS B        CLASS L       CLASS Y
===================================================================================================================================
Year Ended 9/30/02                                            (25.62)%       (22.74)%      (23.29)%       (20.56)%      (17.99)%
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 9/30/02                                    (39.27)        (19.02)       (19.01)        (18.26)       (32.44)
===================================================================================================================================

===================================================================================================================================
 CUMULATIVE TOTAL RETURNS+
===================================================================================================================================
                                                                                   WITHOUT SALES CHARGES(1)
===================================================================================================================================
Class 1 (Inception* through 9/30/02)                                                       (60.73)%
-----------------------------------------------------------------------------------------------------------------------------------
Class A (Inception* through 9/30/02)                                                       (42.12)
-----------------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 9/30/02)                                                       (43.30)
-----------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 9/30/02)                                                       (42.95)
-----------------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 9/30/02)                                                       (63.96)
===================================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A, and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A, and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception date for Class A, B and L shares is November 30, 1999. Inception dates for Class 1 and Y shares are September 11, 2000 and February 23, 2000, respectively.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.




    6 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

GROWTH OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE SMITH BARNEY SMALL CAP GROWTH FUND VS. RUSSELL 2000 GROWTH INDEX+

--------------------------------------------------------------------------------
                         November 1999 -- September 2002

[line chart data]:

                        Smith Barney         Smith Barney        Smith Barney
                            Small Cap           Small Cap           Small Cap
                       Growth Fund -       Growth Fund -       Growth Fund -           Russell 2000
                       Class A Shares      Class B Shares      Class L Shares         Growth Index++

Nov 30, 1999                    9,500              10,000               9,896                10,000
Mar 2000                       14,785              15,518              15,365                12,854
Sep 2000                       14,292              14,948              14,801                11,434
Mar 2001                       8,277                8,628               8,538                 7,737
Sep 2001                       6,758                7,022               6,966                 6,565
Mar 2002                       8,177                8,208               8,399                 8,120
Sep 30, 2002                   5,498                5,500               5,646                 5,372


+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on November 30, 1999, assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through September 30, 2002. The Russell 2000 Growth Index is a weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.




    7 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

===================================================================================================================================
 SCHEDULE OF INVESTMENTS                                                                                         SEPTEMBER 30, 2002
===================================================================================================================================
  SHARES                                                         SECURITY                                               VALUE
===================================================================================================================================
COMMON STOCK -- 96.9%
AUTO/TRUCK PARTS AND EQUIPMENT -- 2.4%
     47,000      Advance Auto Parts, Inc.+                                                                            $ 2,478,780
     98,800      Dana Corp.                                                                                             1,292,304
     62,300      Lear Corp.+                                                                                            2,594,795
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,365,879
-----------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 4.5%
     39,700      Biotech HOLDRs Trust                                                                                   3,092,630
     54,000      Charles River Laboratories International, Inc.+                                                        2,119,500
     61,200      iShares Nasdaq Biotechnology Index Fund                                                                2,830,500
     65,500      Neurocrine Biosciences, Inc.+                                                                          2,685,500
     58,700      SangStat Medical Corp.+                                                                                1,224,482
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       11,952,612
-----------------------------------------------------------------------------------------------------------------------------------
BROADCASTING -- 1.0%
     55,600      Entercom Communications Corp.+                                                                         2,633,772
-----------------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 5.7%
    120,000      The BISYS Group, Inc.+                                                                                 2,005,200
    121,700      CACI International Inc., Class A Shares+                                                               4,314,265
     80,000      The Corporate Executive Board Co.+                                                                     2,284,000
    102,450      Fair, Isaac and Co., Inc.                                                                              3,350,115
    155,800      Getty Images, Inc.+                                                                                    3,125,348
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       15,078,928
-----------------------------------------------------------------------------------------------------------------------------------
CASINOS AND GAMING -- 4.7%
    180,000      Alliance Gaming Corp.+                                                                                 2,770,200
     52,912      International Game Technology+                                                                         3,658,336
     75,000      Mandalay Resort Group+                                                                                 2,516,250
    200,600      Station Casinos, Inc.+                                                                                 3,412,206
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       12,356,992
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS -- 0.9%
    143,000      Olin Corp.                                                                                             2,342,340
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 5.6%
    147,000      Activision, Inc.+                                                                                      3,517,710
    170,500      Documentum, Inc.+                                                                                      1,969,275
    132,300      JDA Software Group, Inc.+                                                                                924,777
    105,000      Manhattan Associates, Inc.+                                                                            1,419,600
     74,000      ManTech International Corp., Class A Shares+                                                           1,736,114
    307,100      Manugistics Group, Inc.+                                                                                 856,809
    145,600      Mercury Interactive Corp.+                                                                             2,498,496
      1,112      MicroStrategy Inc., Class A Shares+                                                                        9,025
     90,000      THQ Inc.+                                                                                              1,872,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       14,803,806
-----------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION SERVICES -- 1.5%
     22,000      Beazer Homes USA, Inc.+                                                                                1,343,100
     53,300      KB HOME                                                                                                2,603,172
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,946,272
-----------------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.


     8 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report toShareholders





===================================================================================================================================
 SCHEDULE OF INVESTMENTS (CONTINUED)                                                                             SEPTEMBER 30, 2002
===================================================================================================================================
  SHARES                                                         SECURITY                                               VALUE
===================================================================================================================================
EDUCATION -- 3.4%
     99,800      Career Education Corp.+                                                                              $ 4,791,198
    109,900      Corinthian Colleges, Inc.+                                                                             4,147,626
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,938,824
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS AND CONTROLS -- 1.6%
    154,500      Emulex Corp.+                                                                                          1,739,670
     69,500      FLIR Systems, Inc.+                                                                                    2,422,075
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,161,745
-----------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.5%
     66,000      Regal Entertainment Group+                                                                             1,174,800
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 7.5%
    138,900      BankUnited Financial Corp.+                                                                            2,215,455
     65,900      Commerce Bancorp, Inc.                                                                                 2,735,509
     50,000      Cullen/Frost Bankers, Inc.                                                                             1,707,500
     75,150      Doral Financial Corp.                                                                                  1,814,121
    105,300      Eaton Vance Corp.                                                                                      2,910,492
     65,600      Flagstar Bancorp, Inc.                                                                                 1,357,920
    100,000      New York Community Bancorp, Inc.                                                                       2,817,000
     80,100      Raymond James Financial, Inc.                                                                          2,168,307
     56,400      Southwest Bancorporation of Texas, Inc.+                                                               2,053,524
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       19,779,828
-----------------------------------------------------------------------------------------------------------------------------------
FOOD PROCESSING -- 1.1%
     70,200      Dean Foods Co.+                                                                                        2,792,556
-----------------------------------------------------------------------------------------------------------------------------------
HOSPITAL/HEALTHCARE FACILITIES -- 2.7%
    137,200      Medical Staffing Network Holdings, Inc.+                                                               2,081,324
     66,550      Province Healthcare Co.+                                                                               1,141,333
     78,100      Universal Health Services Inc., Class B Shares+                                                        3,994,815
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,217,472
-----------------------------------------------------------------------------------------------------------------------------------
HOTELS -- 0.9%
     99,100      Fairmont Hotels & Resorts Inc.                                                                         2,358,580
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE -- 6.3%
    150,150      Cobalt Corp.                                                                                           2,507,505
     79,100      Coventry Health Care, Inc.+                                                                            2,570,750
     73,300      Everest Re Group, Ltd.                                                                                 4,021,238
    124,000      Oxford Health Plans, Inc.+                                                                             4,828,560
    114,100      PacifiCare Health Systems, Inc.+                                                                       2,634,569
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       16,562,622
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING -- 4.2%
    157,800      AGCO Corp.+                                                                                            3,660,960
     56,600      Ball Corp.                                                                                             2,852,074
     95,000      Coach, Inc.+                                                                                           2,432,000
     62,700      Columbia Sportswear Co.+                                                                               2,176,944
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       11,121,978
-----------------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.


     9 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report toShareholders







===================================================================================================================================
 SCHEDULE OF INVESTMENTS (CONTINUED)                                                                             SEPTEMBER 30, 2002
===================================================================================================================================
  SHARES                                                         SECURITY                                               VALUE
===================================================================================================================================
MEDICAL PRODUCTS AND SUPPLIES -- 3.9%
     79,100      CTI Molecular Imaging, Inc.+                                                                         $ 2,001,230
    131,600      First Health Group Corp.+                                                                              3,568,992
     87,500      Henry Schein, Inc.+                                                                                    4,615,625
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,185,847
-----------------------------------------------------------------------------------------------------------------------------------
OIL AND GAS -- 9.4%
     64,000      Cooper Cameron Corp.+                                                                                  2,672,640
    114,800      Newfield Exploration Co.+                                                                              3,856,132
    194,600      Ocean Energy Inc.                                                                                      3,882,270
    117,400      Patterson-UTI Energy, Inc.+                                                                            2,994,874
    147,500      Pioneer Natural Resources Co.+                                                                         3,576,875
    144,600      Rowan Cos., Inc.                                                                                       2,695,344
     99,600      Smith International, Inc.+                                                                             2,919,276
     70,900      Spinnaker Exploration Co.+                                                                             2,034,830
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       24,632,241
-----------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICAL -- 5.8%
     72,500      Accredo Health, Inc.+                                                                                  3,455,060
     93,000      Amylin Pharmaceuticals, Inc.+                                                                          1,545,660
     38,500      Cephalon, Inc.+                                                                                        1,571,570
     87,750      Medicis Pharmaceutical Corp., Class A Shares+                                                          3,586,343
     60,300      NPS Pharmaceuticals, Inc.+                                                                             1,240,250
     75,600      Scios Inc.+                                                                                            1,924,020
     45,000      Trimeris, Inc.+                                                                                        2,009,250
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       15,332,153
-----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
     42,700      Mack-Cali Realty Corp.                                                                                 1,371,951
-----------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS -- 3.5%
     83,100      Applebee's International, Inc.                                                                         1,821,552
     97,000      The Cheesecake Factory Inc.+                                                                           2,893,510
     88,000      Krispy Kreme Doughnuts, Inc.+                                                                          2,750,880
     63,000      Outback Steakhouse, Inc.+                                                                              1,731,240
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        9,197,182
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL -- 8.8%
    120,500      Abercrombie & Fitch Co., Class A Shares+                                                               2,370,235
    122,550      AnnTaylor Stores Corp.+                                                                                2,822,326
    273,050      Chico's FAS, Inc.+                                                                                     4,349,687
     75,200      Electronics Boutique Holdings Corp.+                                                                   2,064,240
     77,800      Jo-Ann Stores, Inc., Class A Shares+                                                                   2,181,512
     90,000      Linens 'n Things, Inc.+                                                                                1,653,300
     70,700      PETCO Animal Supplies, Inc.+                                                                           1,533,490
     79,000      Too Inc.+                                                                                              1,839,120
    122,100      Williams-Sonoma, Inc.+                                                                                 2,885,223
     85,800      The Yankee Candle Co., Inc.+                                                                           1,473,186
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       23,172,319
-----------------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.


    10 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report toShareholders





===================================================================================================================================
 SCHEDULE OF INVESTMENTS (CONTINUED)                                                                             SEPTEMBER 30, 2002
===================================================================================================================================
  SHARES                                                         SECURITY                                               VALUE
===================================================================================================================================
SEMICONDUCTORS -- 5.6%
    150,625      ATMI, Inc.+                                                                                          $ 2,123,813
    290,000      Axcelis Technologies, Inc.+                                                                            1,415,200
    171,400      Brooks-PRI Automation Inc.+                                                                            1,957,388
    110,400      Cymer, Inc.+                                                                                           2,057,856
     63,900      DuPont Photomasks, Inc.+                                                                               1,455,642
    223,600      Lam Research Corp.+                                                                                    1,990,040
    120,400      Semtech Corp.+                                                                                         1,167,880
    225,850      Zoran Corp.+                                                                                           2,484,350
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       14,652,169
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.5%
     76,500      L-3 Communications Holdings, Inc.+                                                                     4,031,550
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.7%
     55,900      JetBlue Airways Corp.+                                                                                 2,254,447
    138,500      Knight Transportation, Inc.+                                                                           2,146,750
     70,100      Roadway Corp.                                                                                          2,571,268
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,972,465
-----------------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT -- 0.7%
     56,200      Stericycle, Inc.+                                                                                      1,906,304
-----------------------------------------------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost-- $269,134,877)                                                                                255,043,187
-----------------------------------------------------------------------------------------------------------------------------------
      FACE
     AMOUNT                                                      SECURITY                                               VALUE
===================================================================================================================================
CONVERTIBLE CORPORATE BONDS -- 0.0%
COMPUTER SOFTWARE -- 0.0%
  $ 320,400      MicroStrategy Inc., Series A, 7.500% due 6/24/07 (Cost-- $39,338)                                         67,284
===================================================================================================================================
    WARRANTS                                                     SECURITY                                               VALUE
===================================================================================================================================
WARRANTS -- 0.0%
COMPUTER SOFTWARE -- 0.0%
      7,563      MicroStrategy Inc., Expire 6/24/07 (Cost-- $227)                                                           1,134
===================================================================================================================================
      FACE
     AMOUNT                                                       SECURITY                                              VALUE
===================================================================================================================================
REPURCHASE AGREEMENT -- 3.1%
 $8,197,000      JP Morgan Chase & Co., 1.800% due 10/1/02; Proceeds at maturity-- $8,197,410; (Fully collateralized by Freddie Mac Notes, International Bank for Reconstruction and Development Notes & Bonds, 0.000%
                   to 6.375% due 3/17/03 to 12/27/22; Market value-- $8,361,032) (Cost-- $8,197,000)                    8,197,000
===================================================================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost-- $277,371,442*)                                                                              $263,308,605
===================================================================================================================================
  + Non-income producing security.
  * Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:
    -----------------------------------
    HOLDRs -- Holding Company Depository Receipts


                       See Notes to Financial Statements.


    11 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report toShareholders

===================================================================================================================================
 STATEMENT OF ASSETS AND LIABILITIES                                                                             SEPTEMBER 30, 2002
===================================================================================================================================
ASSETS:
     Investments, at value (Cost-- $277,371,442)                                                                    $ 263,308,605
     Cash                                                                                                                       6
     Receivable for securities sold                                                                                     1,091,616
     Receivable for Fund shares sold                                                                                      265,209
     Interest and dividends receivable                                                                                     11,152
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                                     264,676,588
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                                                                   2,839,378
     Payable for Fund shares purchased                                                                                    240,324
     Management fee payable                                                                                               165,191
     Distribution fees payable                                                                                             39,018
     Accrued expenses                                                                                                     501,087
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                                  3,784,998
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $260,891,590
===================================================================================================================================
NET ASSETS:
     Par value of capital shares                                                                                       $   39,745
     Capital paid in excess of par value                                                                              653,422,511
     Accumulated net realized loss from security transactions                                                        (378,507,829)
     Net unrealized depreciation of investments                                                                       (14,062,837)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $260,891,590
===================================================================================================================================
SHARES OUTSTANDING:
     Class 1                                                                                                              756,423
-----------------------------------------------------------------------------------------------------------------------------------
     Class A                                                                                                           14,711,031
-----------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                           13,150,736
-----------------------------------------------------------------------------------------------------------------------------------
     Class L                                                                                                            2,826,343
-----------------------------------------------------------------------------------------------------------------------------------
     Class Y                                                                                                            8,300,854
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
     Class 1 (and redemption price)                                                                                         $6.59
-----------------------------------------------------------------------------------------------------------------------------------
     Class A (and redemption price)                                                                                         $6.59
-----------------------------------------------------------------------------------------------------------------------------------
     Class B *                                                                                                              $6.46
-----------------------------------------------------------------------------------------------------------------------------------
     Class L **                                                                                                             $6.50
-----------------------------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                                                         $6.70
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class 1 (net asset value plus 9.29% of net asset value per share)                                                      $7.20
-----------------------------------------------------------------------------------------------------------------------------------
     Class A (net asset value plus 5.26% of net asset value per share)                                                      $6.94
-----------------------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                                      $6.57
===================================================================================================================================

  * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
 ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.



                       See Notes to Financial Statements.


    12 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report toShareholders

===================================================================================================================================
 STATEMENT OF OPERATIONS                                                                      FOR THE YEAR ENDED SEPTEMBER 30, 2002
===================================================================================================================================
INVESTMENT INCOME:
     Dividends                                                                                                         $  693,673
     Interest                                                                                                             368,794
     Less: Foreign withholding tax                                                                                         (1,124)
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                                                            1,061,343
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management fee (Note 2)                                                                                            2,655,890
     Distribution fees (Note 2)                                                                                         1,798,080
     Shareholder and system servicing fees                                                                                986,113
     Shareholder communications                                                                                           187,811
     Registration fees                                                                                                    176,698
     Audit and legal                                                                                                       33,753
     Directors' fees                                                                                                       25,572
     Custody                                                                                                               20,329
     Other                                                                                                                  8,923
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                                                     5,893,169
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                    (4,831,826)
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                                                           317,835,582
        Cost of securities sold                                                                                       390,925,223
-----------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED LOSS                                                                                                (73,089,641)
-----------------------------------------------------------------------------------------------------------------------------------

     Change in Net Unrealized Depreciation of Investments:
        Beginning of year                                                                                             (30,942,732)
        End of year                                                                                                   (14,062,837)
-----------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET UNREALIZED DEPRECIATION                                                                           16,879,895
-----------------------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                                                               (56,209,746)
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                                                                               $(61,041,572)
===================================================================================================================================



                       See Notes to Financial Statements.


    13 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report toShareholders





===================================================================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS                                                             FOR THE YEARS ENDED SEPTEMBER 30,
===================================================================================================================================
                                                                                                      2002                   2001
===================================================================================================================================
OPERATIONS:
     Net investment loss                                                                   $    (4,831,826)          $ (5,284,766)
     Net realized loss                                                                         (73,089,641)          (248,609,570)
     (Increase) decrease in net unrealized depreciation                                         16,879,895            (78,882,655)
-----------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM OPERATIONS                                                    (61,041,572)          (332,776,991)
-----------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
     Net proceeds from sale of shares                                                           64,654,951            559,147,341
     Net asset value of shares issued in connection with the transfer
  of the Concert Investment Series - Small Cap Fund's net assets (Note 9)                               --            336,013,834
     Cost of shares reacquired                                                                 (68,237,667)          (542,875,941)
-----------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS                             (3,582,716)           352,285,234
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                              (64,624,288)            19,508,243
NET ASSETS:
     Beginning of year                                                                         325,515,878            306,007,635
-----------------------------------------------------------------------------------------------------------------------------------
     END OF YEAR*                                                                             $260,891,590          $ 325,515,878
===================================================================================================================================



                       See Notes to Financial Statements.


    14 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report toShareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS
================================================================================
1. Significant Accounting Policies

The Smith Barney Small Cap Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Group Spectrum Fund and Smith Barney Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $4,836,485 was reclassified to paid-in capital; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.




            15 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report

================================================================================
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Portfolio's sub-transfer agents. CTB receives fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended September 30, 2002, the Portfolio paid transfer agent fees of $188,654 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolio's distributors. In addition, SSBand certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended September 30, 2002, SSB and its affiliates received $21,311 in brokerage commissions.

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2002, SSB and its affiliates received sales charges of approximately $62,000, $1,435,000 and $31,000 on sales of the Portfolio's Class 1, A and L shares, respectively. In addition, for the year ended September 30, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                                            CLASS B     CLASS L
================================================================================
CDSCs                                                       $349,000     $3,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended September 30, 2002, total Distribution Plan fees incurred by the Portfolio were:

                                               CLASS A     CLASS B      CLASS L
================================================================================
Distribution Plan Fees                        $315,070    $1,209,182   $273,828
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended September 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $326,380,122
--------------------------------------------------------------------------------
Sales                                                               317,835,582
================================================================================






    16 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
At September 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 30,154,739
Gross unrealized depreciation                                       (44,217,576)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(14,062,837)
================================================================================


4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations as collateral under the reverse repurchase agreement.

During the year ended September 30, 2002, the Portfolio did not enter into any reverse repurchase agreements.

6. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At September 30, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally




    17 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended September 30, 2002, the Portfolio did not write any call or put option contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At September 30, 2002, the Portfolio did not have any securities on loan.

8. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At September 30, 2002, the Portfolio did not hold any futures contracts.





    18 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
9. Acquisition of Net Assets

On October 6, 2000, the Portfolio acquired the assets and certain liabilities of the Concert Investment Series -- Small Cap Fund ("CIS Small Cap Fund") pursuant to a plan of reorganization approved by CIS Small Cap Fund shareholders on September 25, 2000. Total shares issued by the Portfolio and the total net assets of the CIS Small Cap Fund and the Portfolio on the date of transfer were as follows:

                                            TOTAL NET ASSETS        TOTAL NET
                          SHARES ISSUED     OF THE CIS SMALL        ASSETS OF
  ACQUIRED FUND         BY THE PORTFOLIO        CAP FUND           THE PORTFOLIO
================================================================================
CIS Small Cap Fund         21,435,889         $336,013,834         $280,600,215
================================================================================

The total net assets of the CIS Small Cap Fund before acquisition included unrealized depreciation of $17,670,899 accumulated net realized gain of $2,712,679 and undistributed net investment loss of $3,596,482. Total net assets of the Portfolio immediately after the transfer were $616,614,049. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

10. Capital Loss Carryforward

At September 30, 2002, the Portfolio had, for Federal income tax purposes, approximately $296,679,000 of unused capital loss carryforwards available to offset future capital gains through September 30, 2010. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on September 30 of the year indicated:

                                                  2009                 2010
================================================================================
Capital Loss Carryforwards                    $112,242,000         $184,437,000
================================================================================

11. Capital Shares

At September 30, 2002, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.




   19 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Transactions in shares of each class were as follows:

                                                              YEAR ENDED                                     YEAR ENDED
                                                          SEPTEMBER 30, 2002                             SEPTEMBER 30, 2001
                                              ---------------------------------------       ---------------------------------------
                                                   SHARES                  AMOUNT                 SHARES                 AMOUNT
===================================================================================================================================
CLASS 1
Shares sold                                        126,022              $  1,100,548               877,537            $ 13,394,932
Net asset value of shares issued in connection
  with transfer of Concert Investment Series -
  Small Cap Fund's net assets (Note 9)                 --                         --               760,557              11,953,419
Shares reacquired                                 (139,671)               (1,198,885)             (868,027)            (13,241,961)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                            (13,649)               $  (98,337)              770,067            $ 12,106,390
===================================================================================================================================
CLASS A
Shares sold                                      4,051,736              $ 36,273,761            23,194,002           $ 332,202,479
Net asset value of shares issued in connection
  with transfer of Concert Investment Series -
  Small Cap Fund's net assets (Note 9)                  --                        --            10,307,244             161,995,544
Shares reacquired                               (2,838,702)              (25,021,299)          (23,078,269)           (329,352,900)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,213,034              $ 11,252,462            10,422,977           $ 164,845,123
===================================================================================================================================
CLASS B
Shares sold                                      2,529,329              $ 22,077,409            12,572,314           $ 186,265,438
Net asset value of shares issued in connection
  with transfer of Concert Investment Series -
  Small Cap Fund's net assets (Note 9)                  --                        --            10,368,088             162,064,871
Shares reacquired                               (3,969,124)              (34,091,004)          (12,857,531)           (188,821,524)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                         (1,439,795)            $ (12,013,595)           10,082,871           $ 159,508,785
===================================================================================================================================
CLASS L
Shares sold                                        459,454              $  4,260,016               733,958             $ 8,973,328
Shares reacquired                                 (920,513)               (7,883,910)           (1,003,810)            (11,459,556)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                      (461,059)            $  (3,623,894)             (269,852)           $ (2,486,228)
===================================================================================================================================
CLASS Y
Shares sold                                        136,293                $  943,217             1,415,746            $ 18,311,164
Shares reacquired                                   (6,032)                  (42,569)                   --                      --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       130,261                $  900,648             1,415,746            $ 18,311,164
===================================================================================================================================



   20 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:


CLASS 1 SHARES                                                2002(1)       2001(1)       2000(1)(2)
====================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                $8.11         $17.13        $16.78
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                            (0.12)        (0.11)         (0.00)*
   Net realized and unrealized gain (loss)                        (1.40)        (8.91)          0.35
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                               (1.52)        (9.02)          0.35
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                           --             --            --
----------------------------------------------------------------------------------------------------
Total Distributions                                                  --             --            --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $6.59         $ 8.11        $17.13
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     (18.74)%       (52.66)%        2.09%++
----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                   $4,984         $6,243            $0**
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                        1.62%          1.29%         0.00%#+
   Net investment loss                                            (1.32)         (0.87)        (0.00)#+
----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                              96%           223%          105%
====================================================================================================




 CLASS A SHARES                                                2002(1)       2001(1)       2000(1)(3)
====================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                $8.10         $17.13        $11.40
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                            (0.11)        (0.11)         (0.10)
   Net realized and unrealized gain (loss)                        (1.40)        (8.92)          5.85
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                               (1.51)        (9.03)          5.75
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

   Capital                                                           --             --         (0.02)
----------------------------------------------------------------------------------------------------
Total Distributions                                                  --             --         (0.02)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $6.59         $ 8.10        $17.13
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     (18.64)%       (52.71)%       50.45%++
----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                  $96,991       $109,386       $52,672
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                        1.52%          1.34%         1.25%+
   Net investment loss                                            (1.22)         (0.92)        (0.70)+
----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                              96%           223%          105%
====================================================================================================

(1)  Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from September 11, 2000 (inception date) to September 30, 2000.
(3)  For the period from November 30, 1999 (inception date) to September 30, 2000.
*    Amount represents less than $0.01 per share.
**   Amount represents less than $1,000.
#    Amount represents less than 0.01%.
++   Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.



   21 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:


CLASS B SHARES                                                 2002(1)       2001(1)       2000(1)(2)
====================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                $8.00         $17.03        $11.40
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                            (0.17)        (0.20)         (0.20)
   Net realized and unrealized gain (loss)                        (1.37)        (8.83)          5.84
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                               (1.54)        (9.03)          5.64
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                           --             --         (0.01)
----------------------------------------------------------------------------------------------------
Total Distributions                                                  --             --         (0.01)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $6.46         $ 8.00        $17.03
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     (19.25)%       (53.02)%       49.48%++
----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                  $84,984       $116,761       $76,784
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                        2.26%          2.07%         2.00%+
   Net investment loss                                            (1.96)         (1.65)        (1.45)+
----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                              96%           223%          105%
====================================================================================================




CLASS L SHARES                                                 2002(1)       2001(1)       2000(1)(2)
====================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                $8.02         $17.04        $11.40
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss                                            (0.15)        (0.17)         (0.20)
   Net realized and unrealized gain (loss)                        (1.37)        (8.85)          5.85
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                               (1.52)        (9.02)          5.65
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                           --             --         (0.01)
----------------------------------------------------------------------------------------------------
Total Distributions                                                  --             --         (0.01)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $6.50         $ 8.02        $17.04
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     (18.95)%       (52.93)%       49.56%++
----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                  $18,358        $26,368       $60,600
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                        2.01%          1.93%         1.99%+
   Net investment loss                                            (1.71)         (1.50)        (1.44)+
----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                              96%           223%          105%
====================================================================================================

(1)  Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from November 30, 1999 (inception date) to September 30, 2000.
 ++  Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.


   22 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:


CLASS Y SHARES                                                 2002(1)       2001(1)       2000(1)(2)
====================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                $8.17         $17.17        $18.59
----------------------------------------------------------------------------------------------------
LOSS FROM OPERATIONS:
   Net investment loss                                            (0.05)        (0.05)         (0.03)
   Net realized and unrealized loss                               (1.42)        (8.95)         (1.39)
----------------------------------------------------------------------------------------------------
Total Loss From Operations                                        (1.47)        (9.00)         (1.42)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Capital                                                           --             --            --
----------------------------------------------------------------------------------------------------
Total Distributions                                                  --             --            --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $6.70         $ 8.17        $17.17
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     (17.99)%       (52.42)%       (7.64)%++
----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                  $55,575        $66,758      $115,952
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                        0.84%            0.80%     0.86%+
   Net investment loss                                            (0.54)         (0.39)        (0.31)+
----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                              96%           223%          105%
====================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from February 23, 2000 (inception date) to September 30, 2000.
++  Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.




    23 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

================================================================================
 INDEPENDENT AUDITORS' REPORT
================================================================================

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Growth Fund of Smith Barney Investment Funds Inc. ("Fund") as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and financial highlights for the two years then ended and for the period from November 30, 1999 (inception date) to September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2002 by correspondence with the Fund's custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the two years then ended and for the period November 30, 1999 to September 30, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
November 13, 2002




    24 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

================================================================================
 ADDITIONAL INFORMATION (UNAUDITED)
================================================================================

Information about Directors and Officers

The business and affairs of the Smith Barney Small Cap Growth Fund ("Portfolio") are managed under the direction of the Portfolio's Board of Directors. Information pertaining to the Directors and officers of the Portfolio is set forth below.The Statement of Additional Information includes additional information about the Portfolio's Directors and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. at 1-800-451-2010 or Primerica Shareholder Services at 1-800-544-5445.


                                                                                                    Number of
                                                                              Principal         Portfolios in the
                                                       Term of Office*       Occupation(s)        Fund Complex           Other
                                   Position(s) Held     and Length of        During Past            Overseen         Directorships
Name, Address and Age                  with Fund         Time Served          Five Years           by Director     Held by Director
===================================================================================================================================
NON-INTERESTED DIRECTORS:

Paul R. Ades                           Director             Since        Law Firm of Paul R. Ades,     16                None
Paul R. Ades, PLLC                                          1994         PLLC; Partner in Law Firm
181 West Main Street                                                     of Murov & Ades, Esqs.
Suite C
Babylon, NY 11702
Age 61

Herbert Barg                           Director             Since        Retired                       44                None
1460 Drayton Lane                                           1994
Wynnewood, PA 19096
Age 78

Dwight B. Crane                        Director             Since        Professor, Harvard            50                None
Harvard Business School                                     1981         Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Frank G. Hubbard                       Director             Since        President of Avatar           16                None
87 Whittredge Road                                          1993         International; Partner
Summit, NJ 07901                                                         S&S Industries
Age 64

Jerome H. Miller                       Director             Since        Retired                       16                None
27 Hemlock Road                                             1998
Manhasset, NY 11030
Age 63

Ken Miller                             Director             Since        President of Young Stuff      16                None
Young Stuff Apparel Group, Inc.                             1994         Apparel Group, Inc..
1407 Broadway, 6th Floor
Suite 610
New York, NY 10018
Age 60


-----------
* Each Director and officer serves until his or her respective successor has been duly elected and qualified.




   25 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

================================================================================
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
================================================================================

                                                                                                    Number of
                                                                              Principal         Portfolios in the
                                                       Term of Office*       Occupation(s)        Fund Complex           Other
                                   Position(s) Held     and Length of        During Past            Overseen         Directorships
Name, Address and Age                  with Fund         Time Served          Five Years           by Director     Held by Director
===================================================================================================================================
INTERESTED DIRECTOR:

R. Jay Gerken                          Chairman,            Since        Managing Director of          152               None
Salomon Smith Barney Inc.              President and        2002         Salomon Smith Barney
125 Broad Street, 9th Floor            Chief Executive                   Inc. ("SSB")
New York, NY 10004                     Officer
Age 51


OFFICERS:

Lewis E. Daidone                       Senior Vice          Since        Managing Director of SSB;     N/A                N/A
Salomon Smith Barney Inc.              President and        1993         Chief Financial Officer of
125 Broad Street, 11th Floor           Chief                             Smith Barney Mutual
New York, NY 10004                     Administrative                    Funds; Director and Senior
Age 44                                 Officer                           Vice President of Smith
                                                                         Barney Fund Management
                                                                         LLC("SBFM") and Travelers
                                                                         Investment Adviser, Inc. ("TIA")

Richard L. Peteka                      Chief                Since        Director and Head of          N/A                N/A
Salomon Smith Barney Inc.              Financial            2002         Internal Control for
125 Broad Street, 11th Floor           Officer and                       Citigroup Asset
New York, NY 10004                     Treasurer                         Management U.S. Mutual
Age 41                                                                   Fund Administration from
                                                                         1999-2002; Vice President,
                                                                         Head of Mutual Fund
                                                                         Administration and
                                                                         Treasurer at Oppenheimer
                                                                         Capital from 1996-1999

Timothy Woods, CFA                     Vice President and   Since        Managing Director of SSB      N/A                N/A
Salomon Smith Barney Inc.              Investment Officer   1999         and Investment Officer of
100 First Stamford Place, 7th Floor                                      SBFM
Stamford, CT 06902
Age 40

Kaprel Ozsolak                         Controller           Since        Vice President of SSB         N/A                N/A
Salomon Smith Barney Inc.                                   2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor                     Secretary            Since        Managing Director of SSB;     N/A                N/A
Salomon Smith Barney Inc.                                   1993         General Counsel and
300 First Stamford Place, 4th Floor                                      Secretary of SBFM and TIA
Stamford, CT 06902
Age 51


--------
* Each Director and officer serves until his or her respective successor has been duly elected and qualified.




   26 SMITH BARNEY SMALL CAP GROWTH FUND | 2002 Annual Report to Shareholders

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

                                  SMITH BARNEY
                              SMALL CAP GROWTH FUND

    DIRECTORS

    Paul R. Ades
    Herbert Barg
    Dwight B. Crane

    R. Jay Gerken, Chairman
    Jerome Miller
    Ken Miller


    OFFICERS

    R. Jay Gerken
    President and
    Chief Executive Officer

    Lewis E. Daidone
    Senior Vice President
    and Chief Administrative Officer

    Richard L. Peteka
    Chief Financial Officer
    and Treasurer

    Timothy Woods, CFA
    Vice President and
    Investment Officer

    Kaprel Ozsolak
    Controller

    Christina T. Sydor
    Secretary


    INVESTMENT MANAGER

    Smith Barney Fund Management LLC


    DISTRIBUTORS
    Salomon Smith Barney Inc.
    PFS Distributors, Inc.


    CUSTODIAN

    State Street Bank and
      Trust Company


    TRANSFER AGENT
    Citicorp Trust Bank, fsb.
    125 Broad Street, 11th Floor
    New York, New York 10004


    SUB-TRANSFER AGENTS

    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

    Primerica Shareholder Services
    P.O. Box 9662
    Providence, Rhode Island
    02940-9662

                       SMITH BARNEY SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Small Cap Growth Fund but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SMALL CAP GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

[logo]:
SALOMONSMITHBARNEY
---------------------
A member of citigroup



Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD02086 11/02                            02-4044

                                  SMITH BARNEY
                              SMALL CAP VALUE FUND


             STYLE PURE SERIES o ANNUAL REPORT o SEPTEMBER 30, 2002



[logo]:
SBMF
Smith Barney
Mutual Funds
Your Serious Money. Professionally Managed.TM


             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Style Pure Series


[photos of: PETER J. HABLE AND THOMAS B. DRISCOLL III]


Annual Report o September 30, 2002

SMITH BARNEY
SMALL CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002*



                     WITHOUT SALES CHARGES(1)
                Class A      Class B      Class L
-----------------------------------------------------
One-Year            4.88%        4.03%        4.04%
-----------------------------------------------------
Since Inception+   10.54         9.70         9.70
-----------------------------------------------------


                       WITH SALES CHARGES(2)
                Class A      Class B      Class L
-----------------------------------------------------
One-Year           (0.39)%      (0.97)%       2.03%
-----------------------------------------------------
Since Inception+    8.98         9.26         9.38
-----------------------------------------------------


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+    Inception date for Class A, B and L shares is February 26, 1999.




PETER J. HABLE
CO-PORTFOLIO MANAGER

THOMAS B. DRISCOLL III
CO-PORTFOLIO MANAGER


PETER J. HABLE
--------------------------------------------------------------------------------
Peter Hable has more than 19 years of securities business experience and has managed the Fund since its inception. Education: BS in Economics from Southern Methodist University, MBA from the University of Pennsylvania's Wharton School of Finance.

THOMAS B. DRISCOLL III
--------------------------------------------------------------------------------
Thomas Driscoll has more than 6 years of securities business experience and has co-managed the Fund since April 18, 2002. Education: BS from Drew University, MBA from the University of California, Davis.


FUND OBJECTIVE
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth by investing primarily in common stock and other equity securities of smaller capitalized U.S. companies. Smaller capitalized companies are those whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index**.

-----------
** The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)


FUND FACTS
--------------------------------------------------
FUND INCEPTION
--------------------------------------------------
February 26, 1999


MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------
19 Years (Peter J. Hable)
 6 Years (Thomas B. Driscoll)

           CLASS A      CLASS B         CLASS L
--------------------------------------------------
NASDAQ      SBVAX        SBVBX           SBVLX
--------------------------------------------------
Inception  2/26/99      2/26/99         2/26/99
--------------------------------------------------





WHAT'S INSIDE
Your Investment in the Smith Barney
  Small Cap Value Fund....................  1
Letter to Our Shareholders................  2
Fund at a Glance..........................  5
Historical Performance....................  6
Growth of $10,000.........................  8
Schedule of Investments...................  9
Statement of Assets and Liabilities....... 14
Statement of Operations................... 15
Statements of Changes in Net Assets....... 16
Notes to Financial Statements............. 17
Financial Highlights...................... 22
Independent Auditors' Report.............. 25
Additional Information.................... 26
Tax Information........................... 28


[logo]:
SBMF
Smith Barney
Mutual Funds
Your Serious Money. Professionally Managed.TM


  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value

                  YOUR INVESTMENT IN THE SMITH BARNEY SMALL CAP
                                   VALUE FUND


Value managers Peter J. Hable and Thomas B. Driscoll, with the assistance of John G. Goode, pay close attention to financials to identify what they deem to be potential turnaround candidates in the small-cap value arena. They believe that small companies often have unique advantages over larger-sized companies such as single-business focus, high internal ownership and smaller, more agile managements. They also believe that these factors may help drive rapid growth.


A HIGHLY DISCIPLINED APPROACH TO STOCK SELECTION
Peter and Thomas use both quantitative and fundamental methods to identify those companies they believe have the potential to perform better than their industry peers. They look for those companies with strong track records, shareholder-oriented management teams and sound future plans.


A CAREFUL EXAMINATION OF UNDISCOVERED VALUES
One of Peter's and Thomas' goals is to find stocks presently out-of-favor with low prices relative to their earnings, book value and cash flow. They also seek out those companies that offer a high return on invested capital.


A SEARCH FOR DYNAMIC TRENDS
Peter and Thomas aim to identify those companies offering top products and services with a dominant position in a market niche. In their opinion, these companies are generally well positioned to positively benefit from the trends driving innovation in the 21st century.


A DISTINGUISHED HISTORY OF MANAGING YOUR SERIOUS MONEY
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.



    1 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

DEAR SHAREHOLDER,

We are pleased to provide the annual report for the Smith Barney Small Cap Value Fund ("Portfolio") for the year ended September 30, 2002. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope that you will find this report to be useful and informative.

SPECIAL NOTICE TO SHAREHOLDERS
We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Portfolio replacing Heath B. McLendon, who has been appointed chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

PERFORMANCE OVERVIEW
For the year ended September 30, 2002, the Portfolio's Class A shares, without sales charges, returned 4.88%. In comparison, the benchmark Russell 2000 Value Index ("Russell 2000 Value")1 returned negative 1.47% for the same period.

INVESTMENT STRATEGY
The Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of smaller capitalized U.S. companies.2 Smaller capitalized companies are those whose market capitalization3 at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value. The size of companies in the index changes with market conditions and the composition of the index. As of December 31, 2001, the largest market capitalization of a company in the Russell 2000 Value was $2.34 billion.

PORTFOLIO MANAGER MARKET OVERVIEW
In what may be characterized as one of the most difficult years for equity investing, small-cap stocks, as reflected by the performance of the Russell 2000 Index ("Russell 2000")4, continued to prove more resilient than large-cap stocks, as reflected by the performance of the S&P 500 Index ("S&P 500")5, in general over the fiscal-year period ending September 30, 2002. The Russell 2000 returned negative 9.30%6 for the fiscal year, while the S&P 500 returned negative 20.47%6 over the same period. (The Russell 2000 Value returned negative 1.47%6 for the fiscal year.) Looking over a slightly longer-term horizon, over the three-year period ended September 30, 2002, the Russell 2000 returned negative 4.11%,6 the Russell 2000 Value returned 6.28%,6 while the S&P 500 returned negative 12.88%.6 The recent relative outperformance by smaller-cap stocks has slightly narrowed the extreme valuation gap that has existed between small- and large-cap companies. As of the reporting period's close, small-cap stocks in general had just come off 25-year lows and, in our view, are still generally priced at compelling levels relative to large-cap stocks.


-----------
1 The Russell 2000 Value measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.
2 Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.
3 Market capitalization is the total dollar value of all outstanding shares. It is computed as the number of outstanding shares, multiplied by the current market price-per-share. Market capitalization is a measure of corporate size.
4 The Russell 2000 measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
5 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
6 Source: Lipper, Inc., which is a major independent organization that reports on total return performance and rankings for investment products.


    2 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

In our opinion, many valuation measures support this theme, particularly price-to-sales7 and price-to-book value8 barometers. Based upon our findings, as of September's close, many small-cap stocks were selling at approximately 0.60 times the price-to-sales ratios of larger-caps; that's still sharply below the
0.93 times price-to-sales figure that small-caps realized at their peak in 1983. In terms of price-to-book ratios, small-caps were selling at approximately 0.67 times that of large-caps as of the period's close -- well below the 1.1 times price-to-book figure registered in 1983. Other metrics such as price-to-earnings9 and price-to-cash flow10 have become less meaningful in our opinion because of the current cyclical downturn, which we believe has made these ratios appear high.

An interesting aspect of small-cap investing over the past year has been the continued dramatic divergence between the performance of small-cap value and small-cap growth stocks. From the peak of the market on March 10, 2000 through September 30, 2001, the Russell 2000 Value, which reflects the performance of small-cap value stocks,11 returned 9.68%.6 In comparison, the Russell 2000 Growth Index ("Russell 2000 Growth"),12 which reflects the performance of small-cap growth stocks, returned negative 42.02%6 for this specific period. From our perspective, small-cap growth stocks have been at the epicenter of the market correction. The majority of high-cash stocks have been in the traditional growth sectors of technology and healthcare (specifically in biotechnology). In our opinion, this may imply that a convergence is underway between small-cap growth and small-cap value investing. In fact, we have found what we consider to be some extraordinary "value-oriented" opportunities in classic growth stocks.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW
Over the course of the summer of 2002, we began to increase the Portfolio's weightings in the technology and healthcare sectors. This coincided with the rebalancing of the Russell 2000 Value (our benchmark index) in June, which resulted in a doubling of the index's weightings in the technology and healthcare sectors. The Portfolio remained underweight relative to the Russell 2000 Value in the technology sector, but among those securities in this sector that we have added to and established positions in the Portfolio are Electronics for Imaging, Inc., NetScreen Technologies, Inc., J.D. Edwards & Co., Moldflow Corp., JDA Software Group, Inc. and Amdocs Ltd. In healthcare, we also remain underweighted relative to the Russell 2000 Value but added to the Portfolio's positions in securities such as Centene Corp. and Hooper Holmes, Inc. In addition, we are attempting to increase the Portfolio's weighting in biotechnology stocks in hope of a seasonal bounce in the fourth quarter.

Turning to the more traditional value sectors, we moved to an underweighted stance in the financial services sector in relation to the Russell 2000 Value. The Portfolio's largest benchmark underweightings relative to its benchmark were in the savings and loans sector, where we think valuations are high, and in the property-casualty insurance sector. In retailing, the Portfolio remained overweight relative to the Russell 2000 Value, with the Portfolio's largest positions in The Neiman Marcus Group, Inc., Dillard's, Inc., American Eagle Outfitters, Inc. and Claire's Stores, Inc. The Portfolio also remained overweight in the basic materials sector relative to the benchmark, where we have found very favorable valuations in our view. As of September's close, the Portfolio's largest positions in this sector included Kaydon Corp., Lyondell Chemical Co., The Lubrizol Corp., Harsco Corp., Gibraltar Steel Corp., Albany International Corp., Mueller Industries, Inc., Smurfit-Stone Container


-------------
7 The price-to-sales ratio (P/S) is a stock's price divided by the stock's sales per share.
8 The price-to-book ratio (P/B) is a stock's price divided by the stock's per share book value.
9 The price-to-earnings ratio (P/E) is a stock's price divided by its earnings per share.
10 The price-to-cash flow ratio (P/CF) is a stock's price divided by the amount of cash generated per share by a company's operations.
11 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
12 The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.


    3 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

Corp. and AptarGroup, Inc. In producer durables ("capital goods" sector), the Portfolio remained overweight relative to the Russell 2000 Value, with its largest positions in Roper Industries, Inc., Crane Co. and AGCO Corp. Finally, the Portfolio remained underweight in utilities relative to the Russell 2000 Value (in consideration of our dismal view of the regulatory environment) and underweight in the energy sector relative to the benchmark, as we anticipate a retreat in commodity prices (although there are no assurances that commodity prices will drop).

PORTFOLIO MANAGER MARKET OUTLOOK
Our plan is to continue to increase the Portfolio's technology positions over the remainder of this calendar year, based on our expectation of a potential recovery in this sector in late 2003 or early 2004. Of course, there is no guarantee that such a recovery will occur. Furthermore, we plan to continue to reduce our weightings in real estate investment trusts over concerns about valuations and deteriorating operating environments.

In closing, the outperformance of small-cap (including small-cap value) stocks over large-cap issues over the past one- and three-year periods ending September 30 (per the previous references) has only slightly narrowed the valuation gap between small- and large-cap companies, and as of the reporting period's close, small-cap valuations remain near 25-year lows. While favorable valuations do not necessarily drive share price appreciation, we believe that small-cap stocks are positioned to potentially continue to outperform equities in other capitalization categories as an economic recovery unfolds in the future. In the meantime, we believe that these favorable valuations offer us less downside risk in the respect that many equity prices have already dropped to low levels. In today's volatile equity environment, we believe that minimizing risk while seeking potential opportunities is tremendously important.

Thank you for your investment in the Smith Barney Small Cap Value Fund. We look forward to continuing to help you meet your investment objectives.



Sincerely,

/s/ R. Jay Gerken       /s/ Peter J. Hable               /s/ Thomas B. Driscoll

R. Jay Gerken               Peter J. Hable                   Thomas B. Driscoll
   Chairman                 Vice President and               Investment Officer
                            Investment Officer

October 24, 2002



The information provided in this letter by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 9 through 13 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio managers' views are as of September 30, 2002 and are subject to change.



    4 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

                  SMITH BARNEY SMALL CAP VALUE FUND at a Glance
--------------------------------------------------------------------------------

  TOP TEN HOLDINGS*+
--------------------------------------------------------------------------------
   1. UMPQUA HOLDINGS CORP.  ...........................................  1.5%

   2. HARMAN INTERNATIONAL INDUSTRIES, INC.  ...........................  1.5

   3. COUNTRYWIDE CREDIT INDUSTRIES, INC.  .............................  1.4

   4. ROPER INDUSTRIES, INC.  ..........................................  1.4

   5. THE NEIMAN MARCUS GROUP, INC.  ...................................  1.4

   6. CULLEN/FROST BANKERS, INC.  ......................................  1.3

   7. THE TIMBERLAND CO. ...............................................  1.3

   8. FIDELITY NATIONAL FINANCIAL, INC.  ...............................  1.3

   9. SENSIENT TECHNOLOGIES CORP. ......................................  1.3

  10. CRANE CO. ........................................................  1.3


             INDUSTRY DIVERSIFICATION*+

[bar chart data]:

Autos and Transportation                       6.8%
Consumer Discretionary                        17.8%
Consumer Staples                               1.9%
Financial Services                              19%
Healthcare                                     3.9%
Materials and Processing                      15.2%
Other Energy                                   2.8%
Producer Durable                              10.6%
Real Estate Invesment Trusts                  12.1%
Technology                                     5.1%
Utilities                                      4.8%


              INVESTMENT BREAKDOWN*++

[pie chart data]:

Repurchase Agreement                           5.9%
Convertible Preferred Stock                    0.8%
Purchased Options                              0.1%
Common Stock                                  93.2%


* All information is as of September 30, 2002. Please note that Portfolio holdings are subject to change.
+    As a  percentage  of  total  common  stock.
++   As a percentage of total investments.



    5 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders


 HISTORICAL PERFORMANCE -- CLASS A SHARES
--------------------------------------------------------------------------------

                                                      NET ASSET VALUE
                                               ----------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
YEAR ENDED                                        OF YEAR          OF YEAR          DIVIDENDS       DISTRIBUTIONS     RETURNS(1)+
----------------------------------------------------------------------------------------------------------------------------------
9/30/02                                           $14.19           $14.45            $0.14             $0.33             4.88%
----------------------------------------------------------------------------------------------------------------------------------
9/30/01                                            14.85            14.19             0.18              0.95             3.26
----------------------------------------------------------------------------------------------------------------------------------
9/30/00                                            12.10            14.85             0.19              0.00            24.71
----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99                               11.40            12.10             0.00              0.00             6.14++
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                $0.51             $1.28
----------------------------------------------------------------------------------------------------------------------------------




 HISTORICAL PERFORMANCE -- CLASS B SHARES
----------------------------------------------------------------------------------------------------------------------------------

                                                      NET ASSET VALUE
                                                ----------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
YEAR ENDED                                        OF YEAR          OF YEAR          DIVIDENDS       DISTRIBUTIONS     RETURNS(1)+
----------------------------------------------------------------------------------------------------------------------------------
9/30/02                                           $14.10           $14.35            $0.02             $0.33             4.03%
----------------------------------------------------------------------------------------------------------------------------------
9/30/01                                            14.76            14.10             0.07              0.95             2.52
----------------------------------------------------------------------------------------------------------------------------------
9/30/00                                            12.05            14.76             0.12              0.00            23.70
----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99                               11.40            12.05             0.00              0.00             5.70++
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                $0.21             $1.28
----------------------------------------------------------------------------------------------------------------------------------




 HISTORICAL PERFORMANCE -- CLASS L SHARES
----------------------------------------------------------------------------------------------------------------------------------

                                                      NET ASSET VALUE
                                                ----------------------------
                                                 BEGINNING           END             INCOME         CAPITAL GAIN         TOTAL
YEAR ENDED                                        OF YEAR          OF YEAR          DIVIDENDS       DISTRIBUTIONS     RETURNS(1)+
----------------------------------------------------------------------------------------------------------------------------------
9/30/02                                           $14.10           $14.35            $0.02             $0.33             4.04%
----------------------------------------------------------------------------------------------------------------------------------
9/30/01                                            14.76            14.10             0.07              0.95             2.52
----------------------------------------------------------------------------------------------------------------------------------
9/30/00                                            12.05            14.76             0.12              0.00            23.70
----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99                               11.40            12.05             0.00              0.00             5.70++
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                $0.21             $1.28
----------------------------------------------------------------------------------------------------------------------------------

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE  DIVIDENDS AND CAPITAL GAINS, IF ANY,
ANNUALLY.



    6 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders


 AVERAGE ANNUAL TOTAL RETURNS+
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                WITHOUT SALES CHARGES(1)
                                                                               ----------------------------------------------------
                                                                                     CLASS A           CLASS B          CLASS L
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30/02                                                                    4.88%             4.03%            4.04%
----------------------------------------------------------------------------------------------------------------------------------
Inception* through 9/30/02                                                           10.54              9.70             9.70
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                  WITH SALES CHARGES(2)
                                                                               ----------------------------------------------------
                                                                                     CLASS A           CLASS B          CLASS L
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30/02                                                                   (0.39)%           (0.97)%           2.03%
----------------------------------------------------------------------------------------------------------------------------------
Inception* through 9/30/02                                                            8.98              9.26             9.38
----------------------------------------------------------------------------------------------------------------------------------




 CUMULATIVE TOTAL RETURNS+
----------------------------------------------------------------------------------------------------------------------------------

                                                                                               WITHOUT SALES CHARGES(1)
----------------------------------------------------------------------------------------------------------------------------------
Class A (Inception* through 9/30/02)                                                                   43.34%
----------------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 9/30/02)                                                                   39.44
----------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 9/30/02)                                                                   39.46
----------------------------------------------------------------------------------------------------------------------------------


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Inception date for Class A, B and L shares is February 26, 1999.



    7 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY SMALL CAP VALUE FUND VS. THE RUSSELL 2000 VALUE INDEX+
--------------------------------------------------------------------------------
                         February 1999 -- September 2002

[line chart data]:


                    Smith Barney                Smith Barney                Smith Barney
                       Small Cap                   Small Cap                   Small Cap
                   Value Fund -                Value Fund -                Value Fund -            Russell 2000
                  Class A Shares              Class B Shares              Class L Shares            Value Index

Feb 26, 1999             $ 9,500                     $10,000                     $ 9,896                $10,000
Sep,    1999              10,083                      10,570                      10,460                 10,656
Sep,    2000              12,575                      13,075                      12,939                 12,292
Sep,    2001              12,984                      13,405                      13,265                 12,982
Sep 30, 2002              13,617                      13,744                      13,801                 12,792


+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on February 26, 1999, assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares at the time of investment and reinvestment of dividends and capital gains, if any, through September 30, 2002. The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



    8 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders


 SCHEDULE OF INVESTMENTS                                                                                         SEPTEMBER 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

     SHARES                                                      SECURITY                                               VALUE
====================================================================================================================================
COMMON STOCK -- 93.2%
AUTOS AND TRANSPORTATION -- 6.3%
      72,000     Arkansas Best Corp.*                                                                                  $ 2,065,752
      26,000     BorgWarner, Inc.                                                                                        1,290,640
     126,000     Kirby Corp.*                                                                                            2,850,120
     121,500     Navistar International Corp.*                                                                           2,634,120
      64,000     Roadway Corp.                                                                                           2,347,520
     319,400     Sauer-Danfoss, Inc.                                                                                     2,874,600
     116,900     SkyWest, Inc.                                                                                           1,531,390
     131,000     Wabtec Corp.                                                                                            1,844,480
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,438,622
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 16.6%
     139,000     American Eagle Outfitters, Inc.*                                                                        1,676,340
      85,600     Bassett Furniture Industries, Inc.                                                                      1,178,712
      31,705     Benihana, Inc.*                                                                                           393,142
      95,000     The Buckle, Inc.*                                                                                       1,909,500
     223,000     Callaway Golf Co.                                                                                       2,319,200
     250,000     Charming Shoppes, Inc.*                                                                                 1,687,500
      79,000     Claire's Stores, Inc.                                                                                   1,722,200
     390,400     Concord Camera Corp.*                                                                                   1,819,264
     145,975     Dillard's, Inc.                                                                                         2,945,776
     112,000     Extended Stay America, Inc.*                                                                            1,422,400
     129,400     Furniture Brands International, Inc.*                                                                   2,969,730
      73,000     Harman International Industries, Inc.                                                                   3,777,750
      65,000     Inter Parfums, Inc.                                                                                       434,330
     236,400     Labor Ready, Inc.*                                                                                      1,494,048
      76,600     Learning Tree International, Inc.*                                                                      1,125,254
     135,900     The Neiman Marcus Group, Inc.*                                                                          3,567,375
      33,000     Oxford Industries, Inc.                                                                                   722,700
     162,800     Prime Hospitality Corp.*                                                                                1,334,960
      35,000     R.H. Donnelley Corp.*                                                                                     893,550
      90,200     Renaissance Learning, Inc.*                                                                             1,281,742
     207,700     Steiner Leisure Ltd.*                                                                                   2,544,325
     209,400     Syms Corp.*                                                                                             1,444,860
      50,500     Tech Data Corp.*                                                                                        1,333,200
     105,700     The Timberland Co.*                                                                                     3,348,576
      88,500     United Stationers Inc.*                                                                                 2,327,550
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        45,673,984
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 1.8%
     145,500     The Pantry, Inc.*                                                                                         294,056
     155,000     Sensient Technologies Corp.                                                                             3,275,150
     109,100     Tasty Baking Co.                                                                                        1,391,025
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,960,231
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 17.7%
     100,000     21st Century Insurance Group                                                                            1,031,000
      65,000     Advanta Corp.                                                                                             671,450
      47,000     Bank of Hawaii Corp.                                                                                    1,311,300
      39,000     Bank United Corp.*                                                                                          2,340
     125,000     Banknorth Group, Inc.                                                                                   2,968,750



                       SEE NOTES TO FINANCIAL STATEMENTS.



    9 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders





 SCHEDULE OF INVESTMENTS (CONTINUED)                                                                             SEPTEMBER 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

     SHARES                                                      SECURITY                                               VALUE
====================================================================================================================================
FINANCIAL SERVICES -- 17.7% (CONTINUED)
     100,000     CNA Surety Corp.                                                                                      $ 1,320,000
      80,850     Columbia Banking System, Inc.*                                                                            895,010
      36,400     Corus Bankshares, Inc.                                                                                  1,594,684
      78,000     Countrywide Credit Industries, Inc.                                                                     3,677,700
     100,000     Cullen/Frost Bankers, Inc.                                                                              3,415,000
      97,000     Federal Agricultural Mortgage Corp.*                                                                    2,862,470
     115,500     Fidelity National Financial, Inc.                                                                       3,318,315
      25,000     First Republic Bank*                                                                                      543,750
      48,000     FirstMerit Corp.                                                                                        1,028,160
      52,000     Granite State Bankshares, Inc.                                                                          1,757,080
      49,500     GreenPoint Financial Corp.                                                                              2,066,130
      26,400     IBERIABANK Corp.                                                                                          993,432
      10,000     Investors Financial Services Corp.                                                                        270,700
      18,800     Mississippi Valley Bancshares, Inc.                                                                       936,616
      40,000     Ohio Casualty Corp.*                                                                                      651,200
      36,000     Radian Group Inc.                                                                                       1,175,760
      52,500     Seacoast Banking Corp.                                                                                  1,006,950
      95,900     Sky Financial Group, Inc.                                                                               1,909,369
      35,000     Southwest Bancorporation of Texas, Inc.*                                                                1,274,350
     242,000     Umpqua Holdings Corp.                                                                                   3,976,060
      64,800     Waddell & Reed Financial, Inc.                                                                          1,144,368
      93,000     Webster Financial Corp.                                                                                 3,122,940
      85,000     West Coast Bancorp.                                                                                     1,286,900
      86,000     Wilmington Trust Corp.                                                                                  2,487,120
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        48,698,904
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE -- 3.7%
      14,000     AmerisourceBergen Corp.                                                                                   999,880
      39,000     Bentley Pharmaceuticals, Inc.*                                                                            331,500
      20,000     Biotech HOLDRs Trust                                                                                    1,558,000
      38,000     Centene Corp.*                                                                                          1,014,220
      92,000     Health Management Associates, Inc., Class A Shares*                                                     1,860,240
      85,000     Health Net Inc.*                                                                                        1,823,250
      50,000     Hooper Holmes, Inc.                                                                                       310,000
      71,600     National Dentex Corp.*                                                                                  1,295,244
      40,000     Rehabcare Group, Inc.*                                                                                    925,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,117,534
------------------------------------------------------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 14.2%
     112,100     Albany International Corp.                                                                              2,127,658
      89,000     AptarGroup, Inc.                                                                                        2,391,430
     269,100     Buckeye Technologies, Inc.*                                                                             1,977,885
      95,000     Catellus Development Corp.*                                                                             1,752,750
      30,200     Centex Construction Products, Inc.                                                                      1,078,140
     114,900     CIRCOR International, Inc.                                                                              1,539,660
      56,000     Cleveland-Cliffs Inc.                                                                                   1,346,800
     146,900     CompX International Inc.                                                                                1,363,232
      31,000     Corn Products International, Inc.                                                                         891,250
      12,000     Cytec Industries Inc.*                                                                                    263,400
     108,000     Gibraltar Steel Corp.                                                                                   2,404,080
      83,000     Granite Construction Inc.                                                                               1,367,840
      30,000     H.B. Fuller Co.                                                                                           798,000



                       SEE NOTES TO FINANCIAL STATEMENTS.



    10 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders






 SCHEDULE OF INVESTMENTS (CONTINUED)                                                                             SEPTEMBER 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

     SHARES                                                      SECURITY                                               VALUE
====================================================================================================================================
MATERIALS AND PROCESSING -- 14.2% (CONTINUED)
      79,000     Harsco Corp.                                                                                          $ 2,148,010
      90,000     Instituform Technologies, Inc.*                                                                         1,291,500
     132,000     Kaydon Corp.                                                                                            2,645,280
      67,000     The Lubrizol Corp.                                                                                      1,894,090
     173,100     Lyondell Chemical Co.                                                                                   2,066,814
      87,900     Mueller Industries, Inc.*                                                                               2,276,610
      62,000     NCI Building Systems, Inc.*                                                                             1,165,600
      49,100     Patrick Industries, Inc.                                                                                  379,052
     165,900     Pope & Talbot, Inc.                                                                                     2,131,815
      12,000     Precision Castparts Corp.                                                                                 260,160
      35,000     Rogers Corp.*                                                                                             817,250
     172,000     Smurfit-Stone Container Corp.*                                                                          2,162,040
      19,500     SPS Technologies, Inc.*                                                                                   486,135
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        39,026,481
------------------------------------------------------------------------------------------------------------------------------------
OTHER ENERGY -- 2.6%
      90,000     Input/Output, Inc.*                                                                                       431,100
      33,628     Newfield Exploration Co.*                                                                               1,129,564
     155,000     Superior Energy Services, Inc.*                                                                         1,007,500
      90,000     Varco Itnernational, Inc.*                                                                              1,522,800
     146,500     XTO Energy, Inc.                                                                                        3,019,365
                                                                                                                         7,110,329
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLE -- 9.9%
     105,000     AGCO Corp.*                                                                                             2,436,000
     109,000     Belden Inc.                                                                                             1,462,780
     191,500     Clayton Homes, Inc.                                                                                     2,102,670
      89,000     Cognex Corp.*                                                                                           1,237,990
     163,200     Crane Co.                                                                                               3,224,832
      88,000     Cummins Inc.                                                                                            2,078,560
      67,600     Dionex Corp.*                                                                                           1,727,856
      70,200     IDEX Corp.                                                                                              2,004,210
      80,000     Lindsay Manufacturing Co.                                                                               1,938,400
     165,700     MTS Systems Corp.                                                                                       1,569,013
      62,000     Pentair, Inc.                                                                                           2,304,540
     106,500     Roper Industries, Inc.                                                                                  3,674,250
      47,200     Skyline Corp.                                                                                           1,283,368
      29,100     Tollgrade Communications, Inc.*                                                                           227,271
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        27,271,740
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 11.3%
      16,000     Alexandria Real Estate Equities, Inc.                                                                     679,680
      85,000     AMB Property Corp.                                                                                      2,456,500
     103,200     American Land Lease, Inc.                                                                               1,480,920
      66,000     Cousins Properties, Inc.                                                                                1,518,000
     108,700     Developers Diversified Realty Corp.                                                                     2,392,487
      52,600     Duke Realty Corp.                                                                                       1,295,012
     112,000     FelCor Lodging Trust Inc.                                                                               1,436,960
      59,000     General Growth Properties, Inc.                                                                         3,038,500
      65,000     Highwoods Properties, Inc.                                                                              1,521,000
     226,000     Host Marriott Corp.*                                                                                    2,097,280
     106,100     iStar Financial Inc.                                                                                    2,962,312



                       SEE NOTES TO FINANCIAL STATEMENTS.



    11 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders





 SCHEDULE OF INVESTMENTS (CONTINUED)                                                                             SEPTEMBER 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

     SHARES                                                      SECURITY                                               VALUE
====================================================================================================================================
REAL ESTATE INVESTMENT TRUSTS -- 11.3% (CONTINUED)
     181,300     LaSalle Hotel Properties                                                                              $ 2,266,250
      80,000     Liberty Property Trust                                                                                  2,480,000
      77,000     Mission West Properties Inc.                                                                              853,160
      73,000     Pan Pacific Retail Properties, Inc.                                                                     2,517,040
      66,500     SL Green Realty Corp.                                                                                   2,044,210
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        31,039,311
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 4.7%
      52,000     Amdocs Ltd.*                                                                                              332,800
      43,700     Bel Fuse Inc.                                                                                             937,365
      31,000     Black Box Corp.*                                                                                        1,029,200
     110,000     Cypress Semiconductor Corp.*                                                                              721,600
     215,600     Electronics for Imaging, Inc.*                                                                          3,216,752
      94,000     J.D. Edwards & Co.*                                                                                       869,500
     110,750     JDA Software Group, Inc.*                                                                                 774,142
     162,000     Lattice Semiconductor Corp.*                                                                            1,007,640
     283,000     Maxtor Corp.*                                                                                             738,630
      32,000     Millipore Corp.                                                                                         1,017,280
     219,300     Moldflow Corp.*                                                                                         1,074,570
      87,000     NetScreen Technologies, Inc.*                                                                             943,950
     121,000     Sanmina-SCI Corp.*                                                                                        335,170
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,998,599
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES -- 4.4%
      47,500     Avista Corp.                                                                                              532,000
      85,000     Cascade Natural Gas Corp.                                                                               1,674,500
     100,000     Citizens Communications Co.*                                                                              678,000
     170,000     El Paso Electric Co.*                                                                                   2,019,600
      43,000     Energy East Corp.                                                                                         851,830
         200     EnergySouth, Inc.                                                                                           5,100
      48,000     MGE Energy, Inc.                                                                                        1,231,680
      37,500     Peoples Energy Corp.                                                                                    1,263,375
      30,000     Puget Energy, Inc.                                                                                        612,300
      14,000     Western Gas Resources, Inc.                                                                               437,500
      57,500     WGL Holdings Inc.                                                                                       1,374,825
      42,500     WPS Resources Corp.                                                                                     1,506,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,186,910
------------------------------------------------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost--$250,587,158)                                                                                  256,522,645
====================================================================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.8%
CONSUMER STAPLES -- 0.8%
      40,000     Suiza Capital Trust II, 5.500%, Trust Preferred Securities (Cost-- $1,546,000)                          2,220,000
====================================================================================================================================

    CONTRACTS                                                    SECURITY                                               VALUE
====================================================================================================================================
PURCHASED OPTIONS -- 0.1%
FINANCIAL SERVICES -- 0.1%
         780     Countrywide Credit Industries, Inc., Put @ $50.00, Expires 10/19/02 (Cost-- $229,991)                     315,900
====================================================================================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.



    12 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders






 SCHEDULE OF INVESTMENTS (CONTINUED)                                                                             SEPTEMBER 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

      FACE
     AMOUNT                                                      SECURITY                                               VALUE
====================================================================================================================================
REPURCHASE AGREEMENT -- 5.9%
$ 16,197,000     Merrill Lynch & Co., Inc., 1.820% due 10/1/02; Proceeds at maturity-- $16,197,819;
                   (Fully collateralized by U.S. Treasury Strips, Federal Home Loan Bank, Federal Farm Credit
                   Bank, Federal National Mortgage Association, Federal Home Loan Mortgage Corp. and
                   Student Loan Marketing Association, 0.000% to 8.440% due 3/15/03 to 3/15/29;
                   Market value-- $16,638,494) (Cost-- $16,197,000)                                                   $ 16,197,000
====================================================================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost-- $268,560,149**)                                                                              $275,255,545
====================================================================================================================================
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is substantially the same.




                       SEE NOTES TO FINANCIAL STATEMENTS.




    13 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders






 STATEMENT OF ASSETS AND LIABILITIES                                                                             SEPTEMBER 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost--$268,560,149)                                                                     $ 275,255,545
     Cash                                                                                                                     863
     Receivable for securities sold                                                                                     3,175,308
     Dividends and interest receivable                                                                                    321,830
     Receivable for Fund shares sold                                                                                      313,367
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                                     279,066,913
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                                                                   1,771,773
     Payable for Fund shares purchased                                                                                    533,694
     Management fee payable                                                                                               182,094
     Distribution fees payable                                                                                             71,578
     Accrued expenses                                                                                                      90,511
     TOTAL LIABILITIES                                                                                                  2,649,650
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $276,417,263
====================================================================================================================================
NET ASSETS:
     Par value of capital shares                                                                                       $   19,225
     Capital paid in excess of par value                                                                              269,634,207
     Undistributed net investment income                                                                                  136,224
     Accumulated net realized loss from security transactions and futures contracts                                       (67,789)
     Net unrealized appreciation of investments                                                                         6,695,396
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                     $276,417,263
====================================================================================================================================
SHARES OUTSTANDING:
     Class A                                                                                                            4,997,385
     -------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                            7,868,319
     -------------------------------------------------------------------------------------------------------------------------------
     Class L                                                                                                            6,358,985
     -------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                                                                           $14.45
     -------------------------------------------------------------------------------------------------------------------------------
     Class B *                                                                                                                $14.35
     -------------------------------------------------------------------------------------------------------------------------------
     Class L **                                                                                                               $14.35
     -------------------------------------------------------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
     Class A (net asset value plus 5.26% of net asset value per share)                                                        $15.21
     -------------------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                                                        $14.49
====================================================================================================================================

  * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
 ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.





                       SEE NOTES TO FINANCIAL STATEMENTS.



    14 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders





 STATEMENT OF OPERATIONS                                                                      FOR THE YEAR ENDED SEPTEMBER 30, 2002
====================================================================================================================================

INVESTMENT INCOME:
     Dividends                                                                                                        $ 4,698,550
     Interest                                                                                                             270,643
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                                                            4,969,193
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                                                                         2,298,887
     Management fee (Note 2)                                                                                            2,136,597
     Shareholder and system servicing fees                                                                                258,548
     Registration fees                                                                                                     84,213
     Shareholder communications                                                                                            69,316
     Custody                                                                                                               37,280
     Audit and legal                                                                                                       30,577
     Directors' fees                                                                                                       18,840
     Other                                                                                                                  7,894
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                                                     4,942,152
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                      27,041
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 7):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)                                                          (985,767)
        Futures contracts                                                                                                 694,609
------------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED LOSS                                                                                                   (291,158)
------------------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of year                                                                                              13,552,889
        End of year                                                                                                     6,695,396
     DECREASE IN NET UNREALIZED APPRECIATION                                                                           (6,857,493)
------------------------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS                                                                          (7,148,651)
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                                                                                $(7,121,610)
====================================================================================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.



    15 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders







 STATEMENTS OF CHANGES IN NET ASSETS                                                              FOR THE YEARS ENDED SEPTEMBER 30,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  2002                    2001
====================================================================================================================================
OPERATIONS:
     Net investment income                                                                       $  27,041          $   1,454,059
     Net realized gain (loss)                                                                     (291,158)             6,703,327
     Decrease in net unrealized appreciation                                                    (6,857,493)            (8,063,289)
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                          (7,121,610)                94,097
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                        (687,564)            (1,132,288)
     Net realized gains                                                                         (4,971,603)           (10,093,985)
------------------------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (5,659,167)           (11,226,273)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                                          154,625,380            104,172,556
     Net asset value of shares issued for reinvestment of dividends                              5,378,425             10,749,288
     Cost of shares reacquired                                                                 (76,613,356)           (50,099,111)
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                                        83,390,449             64,822,733
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                                          70,609,672             53,690,557

NET ASSETS:
     Beginning of year                                                                         205,807,591            152,117,034
------------------------------------------------------------------------------------------------------------------------------------
     END OF YEAR*                                                                             $276,417,263           $205,807,591
====================================================================================================================================
* Includes undistributed net investment income of:                                                $136,224               $904,590
====================================================================================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.


    16 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies
The Smith Barney Small Cap Value Fund ("Portfolio"), a separate investment Portfolio of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Group Spectrum Fund and Smith Barney Small Cap Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant  accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the capital accounts of the Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $18,506 and accumulated net realized loss of $986,638 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.




    17 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------

2.  Management Agreement and Other Transactions
Smith Barney Fund Management LLC("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc.
("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank &Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended September 30, 2002, the Portfolio paid transfer agent fees of $286,091 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended September 30, 2002, SSBand its affiliates received brokerage commissions of $2,270.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2002, SSB received sales charges of approximately $487,000 and $309,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the year ended September 30, 2002, CDSCs paid to SSB were approximately:

                                                 CLASS B               CLASS L
CDSCs                                            $297,000              $31,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended September 30, 2002, total Distribution Plan Fees incurred by the Portfolio were:

                                CLASS A            CLASS B               CLASS L
Distribution Plan Fees         $183,303           $1,159,248            $956,336
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.





    18 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------

3. Investments
During the year ended  September 30, 2002,  the aggregate  cost of purchases and
proceeds  from  sales  of  investments  (including  maturities,   but  excluding
short-term securities) were as follows:

=============================================================================
Purchases                                                      $208,517,933
-----------------------------------------------------------------------------
Sales                                                           129,814,347
=============================================================================

At  September  30,  2002,  the  aggregate  gross  unrealized   appreciation  and
depreciation of investments for Federal income tax purposes were substantially as follows:

=============================================================================
Gross unrealized appreciation                                  $ 29,315,837
Gross unrealized depreciation                                   (22,620,441)
-----------------------------------------------------------------------------
Net unrealized appreciation                                    $  6,695,396
=============================================================================

4. Repurchase Agreements
The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


5. Option Contracts
Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At September 30, 2002, the Portfolio held purchased put option contracts with a total cost of $229,991.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash.




    19 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended September 30, 2002, the Portfolio did not enter into any written covered call or put option contracts.

6. Lending of Portfolio Securities
The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At September 30, 2002, the Portfolio did not have any securities on loan.

7. Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2002, the Portfolio did not hold any futures contracts.

8. Capital Loss Carryforward
At September 30, 2002, the Portfolio had, for Federal income tax purposes, approximately $61,000 of capital loss carryforwards available to offset future capital gains, expiring in 2010. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.




    20 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------

9. Capital Shares
At September 30, 2002, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:


                                                              YEAR ENDED                                     YEAR ENDED
                                                          SEPTEMBER 30, 2002                             SEPTEMBER 30, 2001
                                               ----------------------------------------       --------------------------------------
                                                   SHARES                   AMOUNT                 SHARES                 AMOUNT
====================================================================================================================================
CLASS A
Shares sold                                      2,736,184              $ 46,717,673             2,790,880            $ 42,658,225
Shares issued on reinvestment                      106,282                 1,676,062               226,620               3,207,686
Shares reacquired                               (1,556,010)              (25,412,134)           (2,047,638)            (30,993,300)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,286,456              $ 22,981,601               969,862            $ 14,872,611
====================================================================================================================================
CLASS B
Shares sold                                      3,559,374              $ 60,837,939             1,893,645            $ 28,907,305
Shares issued on reinvestment                      126,536                 1,995,473               310,637               4,341,935
Shares reacquired                               (1,733,315)              (27,941,866)             (700,667)            (10,593,094)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,952,595              $ 34,891,546             1,503,615            $ 22,656,146
====================================================================================================================================
CLASS L
Shares sold                                      2,759,234              $ 47,069,768             2,142,808            $ 32,607,026
Shares issued on reinvestment                      108,237                 1,706,890               228,901               3,199,667
Shares reacquired                               (1,451,450)              (23,259,356)             (565,422)             (8,512,717)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,416,021              $ 25,517,302             1,806,287            $ 27,293,976
====================================================================================================================================




    21 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:



CLASS A SHARES                                                               2002(1)        2001(1)        2000(1)       1999(1)(2)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                          $14.19          $14.85         $12.10          $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                                                      0.09            0.20           0.16            0.15
   Net realized and unrealized gain                                           0.64            0.27           2.78            0.55
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                  0.73            0.47           2.94            0.70
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                     (0.14)          (0.18)         (0.19)             --
   Net realized gains                                                        (0.33)          (0.95)            --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                          (0.47)          (1.13)         (0.19)             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                $14.45          $14.19         $14.85          $12.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  4.88%           3.26%         24.71%           6.14%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                             $72,196         $52,670        $40,693         $37,308
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                   1.18%           1.20%          1.28%           1.32%+
   Net investment income                                                      0.58            1.33           1.28            1.94+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                         49%             47%            48%              7%
====================================================================================================================================

(1)  Per share amounts have been  calculated  using the monthly  average  shares method.
(2)  For the period from  February 26, 1999  (inception  date) to September  30,
     1999.
++   Total  return is not  annualized,  as it may not be  representative  of the total return for the year.
+    Annualized.



    22 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders






 FINANCIAL HIGHLIGHTS(CONTINUED)
--------------------------------------------------------------------------------

For a share of capital stock  outstanding  throughout  each year ended September
30, unless otherwise noted:



CLASS B SHARES                                                               2002(1)        2001(1)        2000(1)       1999(1)(2)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                          $14.10          $14.76         $12.05          $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss)                                              (0.03)           0.08           0.07            0.09
   Net realized and unrealized gain                                           0.63            0.28           2.76            0.56
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                  0.60            0.36           2.83            0.65
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                     (0.02)          (0.07)         (0.12)             --
   Net realized gains                                                        (0.33)          (0.95)            --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                          (0.35)          (1.02)         (0.12)             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                $14.35          $14.10         $14.76          $12.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  4.03%           2.52%         23.70%           5.70%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                            $112,946         $83,426        $65,125         $60,620
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                   1.94%           1.97%          2.04%           2.08%+
   Net investment income (loss)                                              (0.19)           0.56           0.52            1.19+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                         49%             47%            48%              7%
====================================================================================================================================

(1)  Per share amounts have been  calculated  using the monthly  average  shares method.
(2)  For the period from  February 26, 1999  (inception  date) to September  30,
     1999.
++   Total  return is not  annualized,  as it may not be  representative  of the total return for the year.
+    Annualized.



    23 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders







 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of capital stock  outstanding  throughout  each year ended September
30, unless otherwise noted:


CLASS L SHARES                                                               2002(1)        2001(1)        2000(1)       1999(1)(2)
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                                          $14.10          $14.76         $12.05          $11.40
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss)                                              (0.03)           0.08           0.07            0.09
   Net realized and unrealized gain                                           0.63            0.28           2.76            0.56
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                  0.60            0.36           2.83            0.65
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                     (0.02)          (0.07)         (0.12)             --
   Net realized gains                                                        (0.33)          (0.95)            --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                          (0.35)          (1.02)         (0.12)             --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                $14.35          $14.10         $14.76          $12.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  4.04%           2.52%         23.70%           5.70%++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                                             $91,275         $69,712        $46,299         $43,212
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                                    1.94%          1.96%          2.04%           2.08%+
   Net investment income (loss)                                               (0.19)          0.55           0.52            1.20+
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                         49%             47%            48%              7%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from  February 26, 1999  (inception  date) to September  30,
     1999.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.



    24 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
SMITH BARNEY INVESTMENT FUNDS INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Value Fund of Smith Barney Investment Funds Inc. ("Fund") as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from February 26, 1999 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from February 26, 1999 to September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
November 13, 2002



    25 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Information about Directors and Officers
The business and affairs of the Smith Barney Small Cap Value Fund ("Portfolio") are managed under the direction of the Portfolio's Board of Directors. Information pertaining to the Directors and officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about the Portfolio's Directors and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. at 1-800-451-2010.




                                                                                                    Number of
                                                                              Principal         Portfolios in the
                                                       Term of Office*       Occupation(s)        Fund Complex           Other
                                   Position(s) Held     and Length of        During Past            Overseen         Directorships
Name, Address and Age                  with Fund         Time Served          Five Years           by Director     Held by Director
===================================================================================================================================
NON-INTERESTED DIRECTORS:

Paul R. Ades                           Director             Since        Law Firm of Paul R. Ades,     16                None
Paul R. Ades, PLLC                                          1994         PLLC; Partner in Law Firm
181 West Main Street                                                     of Murov & Ades, Esqs.
Suite C
Babylon, NY 11702
Age 61

Herbert Barg                           Director             Since        Retired                       44                None
1460 Drayton Lane                                           1994
Wynnewood, PA 19096
Age 78

Dwight B. Crane                        Director             Since        Professor, Harvard            50                None
Harvard Business School                                     1981         Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Frank G. Hubbard                       Director             Since        President of Avatar           16                None
Avatar International, Inc.                                  1993         International; Partner
87 Whittredge Road                                                       S&S Industries
Summit, NJ 07901
Age 64

Jerome H. Miller                       Director             Since        Retired                       16                None
27 Hemlock Road                                             1998
Manhasset, NY 11030
Age 63

Ken Miller                             Director             Since        President of Young Stuff      16                None
Young Stuff Apparel Group, Inc.                             1994         Apparel Group, Inc..
1407 Broadway, 6th Floor
Suite 610
New York, NY 10018
Age 60

INTERESTED DIRECTORS:

R. Jay Gerken                          Chairman,            Since        Managing Director of          152               None
Salomon Smith Barney Inc.              President and        2002         Salomon Smith Barney
125 Broad Street, 9th Floor            Chief Executive                   Inc. ("SSB")
New York, NY 10004                     Officer
Age 51







   26 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

================================================================================
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
================================================================================

                                                                                                    Number of
                                                                              Principal         Portfolios in the
                                                       Term of Office*       Occupation(s)        Fund Complex           Other
                                   Position(s) Held     and Length of        During Past            Overseen         Directorships
Name, Address and Age                  with Fund         Time Served          Five Years           by Director     Held by Director
===================================================================================================================================

OFFICERS:

Lewis E. Daidone                       Senior Vice          Since        Managing Director of SSB;     N/A                N/A
Salomon Smith Barney Inc.              President and        1993         Chief Financial Officer of
125 Broad Street, 11th Floor           Chief                             Smith Barney Mutual
New York, NY 10004                     Administrative                    Funds; Director and Senior
Age 44                                 Officer                           Vice President of Smith
                                                                         Barney Fund Management
                                                                         LLC("SBFM") and Travelers
                                                                         Investment Adviser, Inc. ("TIA")

Richard L. Peteka                      Chief                Since        Director and Head of          N/A                N/A
Salomon Smith Barney Inc.              Financial            2002         Internal Control for
125 Broad Street, 11th Floor           Officer and                       Citigroup Asset
New York, NY 10004                     Treasurer                         Management U.S. Mutual
Age 41                                                                   Fund Administration from
                                                                         1999-2002; Vice President,
                                                                         Head of Mutual Fund
                                                                         Administration and
                                                                         Treasurer at Oppenheimer
                                                                         Capital from 1996-1999

John G. Goode                          Vice President       Since        Managing Director of SSB and  N/A                N/A
SSB                                    and Investment       1999         Investment Officer of SBFM
One Sansome Street                     Officer
San Francisco, CA 94104
Age 57

Peter J. Hable                         Vice President       Since        Managing Director of SSB and  N/A                N/A
SSB                                    and Investment       1999         Investment Officer of SBFM
One Sansome Street                     Officer
San Francisco, CA 94104
Age 43

Thomas B. Driscoll                     Investment           Since        Director of SSB and           N/A                N/A
SSB                                    Officer              1999         Investment Officer of SBFM
One Sansome Street
San Francisco, CA 94104
Age 39

Kaprel Ozsolak                         Controller           Since        Vice President of SSB         N/A                N/A
Salomon Smith Barney Inc.                                   2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor                     Secretary            Since        Managing Director of SSB;     N/A                N/A
Salomon Smith Barney Inc.                                   1993         General Counsel and
300 First Stamford Place, 4th Floor                                      Secretary of SBFM and TIA
Stamford, CT 06902
Age 51


--------
* Each Director and officer serves until his or her respective successor has been duly elected and qualified.

    27 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For Federal tax purposes the Portfolio hereby designated for the fiscal year ended September 30, 2002:

      o A corporate dividends received deduction of 71.36%.

      o Total long-term capital gain distributions paid of $3,297,386.

A total of 0.06% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.





    28 SMITH BARNEY SMALL CAP VALUE FUND | 2002 Annual Report to Shareholders

                                  SMITH BARNEY
                              SMALL CAP VALUE FUND


    DIRECTORS
    Paul R. Ades
    Herbert Barg
    Dwight B. Crane
    R. Jay Gerken, Chairman
    Frank G. Hubbard
    Jerome Miller
    Ken Miller


    OFFICERS
    R. Jay Gerken
    President and Chief
    Executive Officer

    Lewis E. Daidone
    Senior Vice President and
    Chief Administrative
    Officer

    Richard L. Peteka
    Chief Financial Officer
    and Treasurer

    John G. Goode
    Vice President and
    Investment Officer

    Peter J. Hable
    Vice President and
    Investment Officer

    Thomas B. Driscoll
    Investment Officer

    Kaprel Ozsolak
    Controller

    Christina T. Sydor
    Secretary


    INVESTMENT MANAGER
    Smith Barney Fund
      Management LLC


    DISTRIBUTOR
    Salomon Smith Barney Inc.


    CUSTODIAN
    State Street Bank and
      Trust Company


    TRANSFER AGENT
    Citicorp Trust Bank, fsb.
    125 Broad Street, 11th Floor
    New York, New York 10004


    SUB-TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island
    02940-9699

SMITH BARNEY SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Small Cap Value Fund, but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.


Smith Barney Small Cap Value Fund
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004



For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds


[logo]:
SALOMONSMITHBARNEY
---------------------
A member of citigroup



Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.



FD01745  11/02                         02-4074

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               GROUP SPECTRUM FUND
--------------------------------------------------------------------------------

               CLASSIC SERIES | ANNUAL REPORT | SEPTEMBER 30, 2002

                 [LOGO] Smith Barney
                        Mutual Funds
                 Your Serious Money Professionally Managed.(SM)

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO OMITTED]  ALAN SHAW
                 LOUISE YAMADA
                 Technical Research
                 Team Leaders

[LOGO] Classic Series

--------------------------------------------------------------------------------

Annual Report o September 30, 2002

SMITH BARNEY
GROUP SPECTRUM FUND

--------------------------------------------------------------------------------
ALAN SHAW
--------------------------------------------------------------------------------

Beginning his career over 40 years ago, Alan became involved in technical analysis around 1960 and served as Research Director at Harris Upham before its merger with Smith Barney in 1976. Since then, he has played an integral role in Salomon Smith Barney's Equity Research Department, as a Managing Director and Manager of Technical Research, representing a 44-year commitment to the organization.

--------------------------------------------------------------------------------
LOUISE YAMADA
--------------------------------------------------------------------------------

Louise Yamada's over 20 year career with Salomon Smith Barney is equally illustrious. She also plays an integral role in Salomon Smith Barney as a Managing Director and Manager of the Technical Research team that has been ranked for 24 straight years by Institutional Investor magazine, with Louise taking the number one spot in 2001.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Smith Barney Group Spectrum Fund seeks capital appreciation. The Fund seeks to outperform the S&P 500 Index by investing in the common stocks that comprise the sub-industries of the S&P 500 Index that have been determined by the Smith Barney Group Spectrum Allocation Model as likely to outperform the entire S&P 500 Index.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
October 30, 2000

TECHNICAL RESEARCH
TEAM LEADER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
Alan Shaw                                                               44 years
Louise Yamada                                                           22 years

                                            CLASS A       CLASS B       CLASS L
--------------------------------------------------------------------------------
NASDAQ                                      SGSAX          SGSBY         SGTLY
--------------------------------------------------------------------------------
INCEPTION                                  10/30/00       10/30/00     10/30/00
--------------------------------------------------------------------------------

Average Annual Total Returns as of September 30, 2002*

                                                  Without Sales Charges(1)

                                            Class A       Class B       Class L
--------------------------------------------------------------------------------
One Year                                    (15.83)%      (16.47)%       16.47)%
--------------------------------------------------------------------------------
Since Inception+                            (18.33)       (18.94)       (18.94)
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)

                                            Class A       Class B       Class L
--------------------------------------------------------------------------------
One Year                                    (20.02)%      (20.64)%      (18.11)%
--------------------------------------------------------------------------------
Since Inception+                            (20.49)       (20.64)       (19.38)
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+     Inception date for Class A, B and L shares is October 30, 2000.

--------------------------------------------------------------------------------

What's Inside

Your Investment in the Smith Barney
  Group Spectrum Fund .....................................................    1
Letter to Our Shareholders ................................................    2
Fund at a Glance ..........................................................    5
Historical Performance ....................................................    6
Growth of $10,000 .........................................................    8
Schedule of Investments ...................................................    9
Statement of Assets and Liabilities .......................................   15
Statement of Operations ...................................................   16
Statements of Changes in Net Assets .......................................   17
Notes to Financial Statements .............................................   18
Financial Highlights ......................................................   23
Independent Auditors' Report ..............................................   26
Additional Information ....................................................   27

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

================================================================================
                      YOUR INVESTMENT IN THE SMITH BARNEY
                              GROUP SPECTRUM FUND
================================================================================

For many years, Alan Shaw, Louise Yamada and the Salomon Smith Barney Technical Research team have maintained an allocation model that tracks each of the sectors included in the S&P 500 Index.(1) This model, known as the Group Spectrum Allocation Model ( "Allocation Model"), employs technical analysis to analyze the sectors and compile a buy, hold, avoid or sell recommendation for each.

[CLIP ART] -- Try to Pick the Best

              In contrast to an allocation strategy that may seem, at best, a weakened imitation of the S&P 500 Index, the Group Spectrum team's top picks are sectors they really like. For instance, if a sector of the S&P 500 Index is rated a "buy," the Allocation Model requires more than two times a market weight in that sector. The team is passionate when it picks groups to invest in; for them, it's take a large position or don't invest. Of course this doesn't mean that their picks are always right.

[CLIP ART] -- Try to Avoid the Rest

              As a rule, the model does not rate more than 50% of the S&P 500 Index's weight as a "buy" or "hold." Favoring any more than half of the index would mean that the Allocation Model's performance would correspond too closely to the performance of the S&P 500 Index. The Allocation Model's mission is to perform better than the S&P 500 Index, not match it.

[CLIP ART] -- Portfolio Manager - Driven Funds -- The Classic Series

              The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. This series of funds lets investors participate in a mutual fund where investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.

[CLIP ART] -- A Distinguished History of Managing Your Serious Money

              Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup Inc.

              At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

----------
(1) The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


  1    Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Group Spectrum Fund ("Portfolio") for the year ended September 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Smith Barney Investment Funds Inc. replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Review

For the year ended September 30, 2002, the Portfolio's Class A shares, without sales charges, returned negative 15.83%. In comparison, the S&P 500 Index(1) returned negative 20.47% for the same period.

Investment Strategy

The Portfolio seeks capital appreciation. The Portfolio seeks to outperform the S&P 500 Index by investing in the common stocks that comprise the sub-industries of the S&P 500 Index that have been determined by the Smith Barney Group Spectrum Allocation Model ("Allocation Model")(2) as likely to outperform the entire S&P 500 Index.

Technical Research Team Market and Fund Overview

The Portfolio is now about to mark its second anniversary. In last year's first annual letter to shareholders, we noted that, "our ongoing technical analysis is still very suggestive of a quite challenging overall market trend ahead." We now look back with a bit of awe at what we feel was a devastating general stock market trend that marked the Portfolio's first two years of existence. Having said that, we find some solace in the fact that our technical analysis disciplines have essentially enabled us to avoid almost all of the real significant price erosion that impacted the technology sector, as well as the high-profile crises that negatively affected a number of large companies. In times like these, we are reminded of a stock market adage: "the winner in a bear market is the person who loses the least." While we are disappointed that the portfolio has lost value since its inception, we are somewhat comforted by the fact that the Portfolio's loss is, in our opinion, significantly less than the "market's" loss, as measured by its benchmark the S&P 500 Index.

----------
(1) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(2) The Allocation Model tracks more than 100 sub-industries that compromise the S&P 500 Index and employs technical analysis of each sub-industry in compiling, on a weekly basis, a buy, hold or sell recommendation for each such sub-industry. The Allocation Model is a "paper portfolio" that buys and sells securities within sub-industries based on the recommendations.


  2    Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

Let us now quickly review the Portfolio's performance for the period. The Portfolio's mandate is to remain as fully invested as possible in the stocks of the sub-industries that comprise the S&P 500 Index. A principle reason for the Portfolio's outperformance versus the S&P 500 Index over recent months was the maintenance of a fairly large cash position through the period ended September 30th. By way of explanation, we quote from the semi-annual report to shareholders we wrote six months ago:

      More than a word is in order to explain how cash positions in the Allocation Model/Portfolio develop, if at all. First it should be emphasized that the Allocation Model/Portfolio's goal is to be as fully invested in the stocks that comprise the S&P 500 Index as our ongoing technical analysis of the over 100 sub-industries that define the 500 stocks allows. "Cash" is the reciprocal of the group analytical exercise, which stresses relative strength. In other words, macro factors are not determinate of cash level. We don't come into work on a given day "feeling" bearish, and thus increase the Portfolio's cash position. If over time, more groups are downgraded from "Buy" to "Hold" where a position is decreased, or from "Hold" to "Avoid," where the position is sold, cash will automatically increase if there are no replacement groups at the time.

In the latter part of the year, the Portfolio's cash position was near 40%, with a decline to near 30% as of the end of the year. Our cash position declined because our analysis upgraded the pharmaceutical sector to "Hold" from "Avoid," whereby a one-to-two-times market weight position was allowable in the Allocation Model, and therefore in the Portfolio. The pharmaceutical sector has a 10.4% weighting in the S&P 500 Index, so its inclusion in the Allocation Model automatically lowered the Portfolio's cash position.

As of the close of the period, the Portfolio was heavily weighted in the consumer staples sector, including sub-groups like household products and individual holdings such as The Proctor & Gamble Co. The healthcare sector was also well represented, specifically healthcare distributors and services, healthcare equipment, healthcare facilities and healthcare supplies. Including the recently added pharmaceutical holdings, the broader healthcare sector represented just over one-fourth of the Portfolio's total assets at the end of the year. Meanwhile, the Portfolio has almost no representation in technology and telecommunications services sectors, as these remain on our "Avoid" or "Sell" lists.

Technical Research Team Market and Fund Outlook

As we concluded herein one year ago, going forward, we maintain a positive outlook regarding our technical analysis disciplines. We feel confident that the future performance of the Portfolio will stand well against whatever challenges the ongoing difficult stock market environment will present.


  3    Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

Thank you for your investment in the Smith Barney Group Spectrum Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ R. Jay Gerken               /s/ Alan Shaw                 /s/ Louise Yamada

R. Jay Gerken                   Alan Shaw                     Louise Yamada
Chairman                        Technical Research            Technical Research
                                Team Leader                   Team Leader


/s/ Kevin Kopczynski

Kevin Kopczynski
Vice President and
Investment Officer

October 18, 2002

The information provided in this letter represents the views of the Technical Research Team responsible for developing and maintaining the Smith Barney Group Spectrum Allocation Model ("Allocation Model"), on which the Portfolio's investments are based and the views of the Vice President and Investment Officer of the Portfolio responsible for the implementation of the Allocation Model. It is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the Technical Research Team and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 9 through 14 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the Technical Research Team's views are as of September 30, 2002 and are subject to change.


  4    Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Smith Barney Group Spectrum Fund at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. The Procter & Gamble Co. .............................................  7.0%

 2. Wal-Mart Stores, Inc. ................................................  6.2

 3. General Electric Co. .................................................  6.1

 4. The Coca-Cola Co. ....................................................  3.9

 5. Medtronic, Inc. ......................................................  3.0

 6. Anheuser-Busch Cos., Inc. ............................................  2.7

 7. Philip Morris Cos. Inc. ..............................................  2.6

 8. Bank of America Corp. ................................................  2.4

 9. PepsiCo, Inc. ........................................................  2.1

10. Wells Fargo & Co. ....................................................  2.1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                    3.4%     Aerospace and Defense
                   10.2%     Banks - Major Regional
                    3.6%     Banks - Money Center
                    6.5%     Beverages - Non-Alcoholic
                    3.5%     Distributors - Food and Health Products
                    8.1%     Healthcare - Medical Products and Supplies
                   11.0%     Household Non-Durables
                    8.0%     Industrial Conglomerates
                    3.8%     Publishing - Newspapers
                    7.7%     Retail - General Merchandise
                   34.2%     Other

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                   42.1%     Repurchase Agreements
                   57.9%     Common Stock

* All information is as of September 30, 2002. Please note that Portfolio holdings are subject to change.
+     As a percentage of total common stock.
++    As a percentage of total investments.


  5    Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                             Net Asset Value
                         -----------------------
                          Beginning       End         Income      Capital Gain      Total
Year Ended                 of Year      of Year      Dividends    Distributions   Returns(1)+
=============================================================================================
9/30/02                    $ 9.16       $7.71        $0.00           $0.00          (15.83)%
---------------------------------------------------------------------------------------------
Inception* -- 9/30/01       11.40        9.16         0.03            0.00          (19.43)++
=============================================================================================
Total                                                $0.03           $0.00
=============================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                             Net Asset Value
                         -----------------------
                          Beginning       End         Income      Capital Gain      Total
Year Ended                 of Year      of Year      Dividends    Distributions   Returns(1)+
=============================================================================================
9/30/02                    $ 9.11       $7.61        $0.00           $0.00          (16.47)%
---------------------------------------------------------------------------------------------
Inception* -- 9/30/01       11.40        9.11         0.02            0.00          (19.97)++
=============================================================================================
Total                                                $0.02           $0.00
=============================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                             Net Asset Value
                         -----------------------
                          Beginning       End         Income      Capital Gain      Total
Year Ended                 of Year      of Year      Dividends    Distributions   Returns(1)+
=============================================================================================
9/30/02                    $ 9.11       $7.61        $0.00           $0.00          (16.47)%
---------------------------------------------------------------------------------------------
Inception* -- 9/30/01       11.40        9.11         0.02            0.00          (19.97)++
=============================================================================================
Total                                                $0.02           $0.00
=============================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.


  6    Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Average Annual Total Returns+
================================================================================

                                                 Without Sales Charges(1)
                                          --------------------------------------
                                          Class A         Class B       Class L
================================================================================
Year Ended 9/30/02                        (15.83)%        (16.47)%      (16.47)%
--------------------------------------------------------------------------------
Inception* through 9/30/02                (18.33)         (18.94)       (18.94)
================================================================================

                                                   With Sales Charges(2)
                                          --------------------------------------
                                          Class A         Class B       Class L
================================================================================
Year Ended 9/30/02                        (20.02)%        (20.64)%      (18.11)%
--------------------------------------------------------------------------------
Inception* through 9/30/02                (20.49)         (20.64)       (19.38)
================================================================================

================================================================================
Cumulative Total Returns+
================================================================================

                                                        Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (Inception* through 9/30/02)                            (32.18)%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/02)                            (33.15)
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/02)                            (33.15)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Inception date for Class A, B, and L shares is October 30, 2000.


  7    Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Group Spectrum Fund vs. S&P 500 Index+

--------------------------------------------------------------------------------

                         October 2000 -- September 2002

  [The following table was depicted as a line chart in the printed material.]

                      Class A       Class B      Class L       S&P
                       Shares        Shares       Shares    500 Index
                      -------       -------      -------    ---------
Oct 30, 2000            9500         10000         9896       10000
    Mar 2001            8507          8926         8833        8160
    Sep 2001            7654          8003         7920        7370
    Mar 2002            7554          7871         7789        8180
Sep 30, 2002            6443          6418         6616        5862

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on October 30, 2000 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through September 30, 2002. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  8    Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                       September 30, 2002
================================================================================

     SHARES                       SECURITY                              VALUE
================================================================================
COMMON STOCK -- 57.9%
Aerospace and Defense -- 2.0%
      19,873     The Boeing Co.                                     $    678,265
       4,783     General Dynamics Corp.                                  389,001
       2,417     Goodrich Corp.                                           45,633
      19,400     Honeywell International Inc.                            420,204
      10,772     Lockheed Martin Corp.                                   696,625
       2,675     Northrop Grumman Corp.+                                 331,807
       9,540     Raytheon Co.                                            279,522
       4,332     Rockwell Collins, Inc.                                   95,044
      11,170     United Technologies Corp.                               630,993
--------------------------------------------------------------------------------
                                                                       3,567,094
--------------------------------------------------------------------------------
Agricultural Products -- 0.2%
      24,639     Archer-Daniels-Midland Co.                              308,234
--------------------------------------------------------------------------------
Apparel and Accessories - Manufacturers -- 0.2%
       5,071     Jones Apparel Group, Inc.*                              155,680
       4,198     Liz Claiborne, Inc.                                     104,740
       4,305     V.F. Corp.                                              154,894
--------------------------------------------------------------------------------
                                                                         415,314
--------------------------------------------------------------------------------
Auto Parts and Equipment -- 0.4%
       4,958     Dana Corp.                                               64,851
      18,670     Delphi Corp.                                            159,628
       2,962     Johnson Controls, Inc.                                  227,541
       4,292     TRW Inc.                                                251,297
       4,362     Visteon Corp.                                            41,308
--------------------------------------------------------------------------------
                                                                         744,625
--------------------------------------------------------------------------------
Banks - Major Regional -- 5.9%
       9,476     AmSouth Bancorp.                                        196,532
      19,191     The Bank of New York Co., Inc.                          551,549
      31,008     Bank One Corp.                                        1,159,699
      12,775     BB&T Corp.                                              447,636
       4,619     Comerica Inc.                                           222,728
      15,336     Fifth Third Bancorp                                     939,023
       3,342     First Tennessee National Corp.                          115,867
      27,684     FleetBoston Financial Corp.                             562,816
       6,356     Huntington Bancshares Inc.                              115,616
      11,270     KeyCorp                                                 281,412
       5,555     Marshall & Ilsley Corp.                                 154,929
      11,498     Mellon Financial Corp.                                  298,143
      16,146     National City Corp.                                     460,645
       4,317     North Fork Bancorp., Inc.                               163,355
       5,857     Northern Trust Corp.                                    220,809
       7,504     PNC Financial Services Group                            316,444
       5,844     Regions Financial Corp.                                 190,923
       9,162     SouthTrust Corp.                                        222,179
       7,530     SunTrust Banks, Inc.                                    462,944
       7,833     Synovus Financial Corp.+                                161,516
      50,585     U.S. Bancorp                                            939,869

                       See Notes to Financial Statements.


  9    Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                           September 30, 2002
================================================================================

     SHARES                       SECURITY                              VALUE
================================================================================
Banks - Major Regional -- 5.9% (continued)
       5,282     Union Planters Corp.                               $    145,044
      44,886     Wells Fargo & Co.                                     2,161,710
       2,423     Zions Bancorp.                                          105,473
--------------------------------------------------------------------------------
                                                                      10,596,861
--------------------------------------------------------------------------------
Banks - Money Center -- 2.1%
      39,704     Bank of America Corp. (a)                             2,533,115
      36,235     Wachovia Corp.                                        1,184,522
--------------------------------------------------------------------------------
                                                                       3,717,637
--------------------------------------------------------------------------------
Beverages - Alcoholic -- 1.7%
       2,319     Adolph Coors Co., Class B Shares                        130,560
      55,640     Anheuser-Busch Cos., Inc. (a)                         2,815,384
       2,351     Brown-Forman Corp., Class B Shares                      157,399
--------------------------------------------------------------------------------
                                                                       3,103,343
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic -- 3.8%
      83,910     The Coca-Cola Co.                                     4,024,324
      15,155     Coca-Cola Enterprises Inc.                              321,892
       9,637     The Pepsi Bottling Group, Inc.                          225,506
      59,905     PepsiCo, Inc.                                         2,213,490
--------------------------------------------------------------------------------
                                                                       6,785,212
--------------------------------------------------------------------------------
Casinos and Gaming -- 0.4%
       6,793     Harrah's Entertainment, Inc.*                           327,491
       5,269     International Game Technology*                          364,299
--------------------------------------------------------------------------------
                                                                         691,790
--------------------------------------------------------------------------------
Chemicals - Diversified -- 0.7%
      12,709     Air Products and Chemicals, Inc.                        533,905
       6,607     PPG Industries, Inc.                                    295,333
       9,028     Praxair, Inc.                                           461,421
--------------------------------------------------------------------------------
                                                                       1,290,659
--------------------------------------------------------------------------------
Chemicals - Specialty -- 0.4%
       5,046     Ecolab Inc.                                             210,570
       1,958     Great Lake Chemical Corp.+                               47,031
       3,696     International Flavors & Fragrances Inc.                 117,718
       8,625     Rohm and Haas Co.                                       267,375
       2,858     Sigma-Aldrich Corp.                                     140,814
--------------------------------------------------------------------------------
                                                                         783,508
--------------------------------------------------------------------------------
Containers - Metal and Glass -- 0.1%
       3,167     Ball Corp.                                              159,585
--------------------------------------------------------------------------------
Containers and Packaging -- 0.1%
       8,845     Pactiv Corp.*                                           145,500
--------------------------------------------------------------------------------
Distributors - Food and Health Products -- 2.0%
       6,025     AmerisourceBergen Corp.                                 430,305
      25,700     Cardinal Health, Inc. (a)                             1,598,540
      16,502     McKesson Corp.                                          467,502
       7,460     SUPERVALU INC.                                          120,479
      37,004     SYSCO Corp.                                           1,050,544
--------------------------------------------------------------------------------
                                                                       3,667,370
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


  10   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                           September 30, 2002
================================================================================

     SHARES                       SECURITY                              VALUE
================================================================================
Foods -- 1.8%
      13,615     Campbell Soup Co.                                  $    300,619
      17,828     ConAgra Foods, Inc.                                     443,026
      12,206     General Mills, Inc.                                     542,191
      11,648     H.J. Heinz Co.                                          388,694
       4,534     Hershey Foods Corp.                                     281,335
      13,611     Kellogg Co.                                             452,566
      26,038     Sara Lee Corp.                                          476,235
       7,481     Wm. Wrigley Jr. Co.                                     370,235
--------------------------------------------------------------------------------
                                                                       3,254,901
--------------------------------------------------------------------------------
Gold and Precious Metals Mining -- 0.8%
      49,782     Newmont Mining Corp.+                                 1,369,503
--------------------------------------------------------------------------------
Healthcare - Hospital Management -- 1.8%
      32,162     HCA Inc.                                              1,531,233
      14,789     Health Management Associates, Inc.*                     299,034
      30,326     Tenet Healthcare Corp.*                               1,501,137
--------------------------------------------------------------------------------
                                                                       3,331,404
--------------------------------------------------------------------------------
Healthcare - Long Term -- 0.1%
       6,100     Manor Care, Inc.*                                       137,128
--------------------------------------------------------------------------------
Healthcare - Managed Care -- 1.5%
       6,174     Aetna Inc.+*                                            221,091
       5,790     Anthem, Inc.+*                                          376,350
       5,755     CIGNA Corp.                                             407,166
       6,961     Humana Inc.*                                             86,316
      12,462     UnitedHealth Group Inc.                               1,086,936
       5,983     Wellpoint Health Networks Inc.*                         438,554
--------------------------------------------------------------------------------
                                                                       2,616,413
--------------------------------------------------------------------------------
Healthcare - Medical Products and Supplies -- 4.7%
      12,784     Applera Corp. -- Applied Biosystems Group               233,947
       2,084     Bausch & Lomb Inc.+                                      69,126
      36,301     Baxter International Inc.                             1,108,996
      15,453     Becton, Dickinson & Co.                                 438,865
      15,848     Biomet, Inc.                                            422,032
      24,491     Boston Scientific Corp.*                                772,936
       3,103     C.R. Bard, Inc.                                         169,517
      18,402     Guidant Corp.*                                          594,569
      73,037     Medtronic, Inc.                                       3,076,318
      10,647     St. Jude Medical, Inc.*                                 380,098
      11,898     Stryker Corp.                                           685,325
      11,725     Zimmer Holdings, Inc.*                                  449,537
--------------------------------------------------------------------------------
                                                                       8,401,266
--------------------------------------------------------------------------------
Healthcare - Special Services -- 0.2%
      24,592     HEALTHSOUTH Corp.*                                      102,057
      16,145     IMS Health Inc.                                         241,691
       6,690     Quintiles Transnational Corp.*                           63,622
--------------------------------------------------------------------------------
                                                                         407,370
--------------------------------------------------------------------------------
Household Furniture and Appliances -- 0.1%
       6,316     Leggett & Platt, Inc.                                   124,994
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


  11   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                           September 30, 2002
================================================================================

     SHARES                       SECURITY                              VALUE
================================================================================
Household Non-Durables -- 6.4%
      14,346     The Clorox Co.                                     $    576,422
      33,793     Colgate-Palmolive Co.                                 1,823,132
      32,188     Kimberly-Clark Corp.                                  1,823,128
      80,941     The Procter & Gamble Co.                              7,234,507
--------------------------------------------------------------------------------
                                                                      11,457,189
--------------------------------------------------------------------------------
Housewares -- 0.5%
       3,656     American Greetings Corp., Class A Shares+*               58,862
       8,343     Fortune Brands, Inc.                                    394,540
      14,852     Newell Rubbermaid Inc.+                                 458,481
       3,241     Tupperware Corp.+                                        53,865
--------------------------------------------------------------------------------
                                                                         965,748
--------------------------------------------------------------------------------
Industrial Conglomerates -- 4.6%
      10,144     3M Co.                                                1,115,536
     258,792     General Electric Co.                                  6,379,223
       3,592     Textron, Inc.                                           122,487
      51,895     Tyco International Ltd.                                 731,720
--------------------------------------------------------------------------------
                                                                       8,348,966
--------------------------------------------------------------------------------
Insurance Brokers -- 0.4%
       6,771     Aon Corp.                                               138,738
      13,299     Marsh & McLennan Cos., Inc.                             553,770
--------------------------------------------------------------------------------
                                                                         692,508
--------------------------------------------------------------------------------
Leisure Products -- 0.4%
       2,282     Brunswick Corp.+                                         48,013
      10,832     Harley-Davidson, Inc.                                   503,146
       4,386     Hasbro, Inc.                                             48,816
      11,067     Mattel, Inc.                                            199,317
--------------------------------------------------------------------------------
                                                                         799,292
--------------------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 1.0%
       8,496     Anadarko Petroleum Corp.                                378,412
       4,916     Apache Corp.                                            292,256
       6,882     Burlington Resources Inc.                               263,994
       5,348     Devon Energy Corp.                                      258,041
       3,971     EOG Resources, Inc.                                     142,797
       3,431     Kerr-McGee Corp.                                        149,043
       8,364     Unocal Corp.                                            262,546
--------------------------------------------------------------------------------
                                                                       1,747,089
--------------------------------------------------------------------------------
Personal Care -- 1.0%
       2,278     Alberto-Culver Co., Class B Shares+                     111,690
       9,254     Avon Products, Inc.                                     426,609
      41,482     The Gillette Co.                                      1,227,867
--------------------------------------------------------------------------------
                                                                       1,766,166
--------------------------------------------------------------------------------
Photography/Imaging -- 0.2%
      11,396     Eastman Kodak Co.                                       310,427
--------------------------------------------------------------------------------
Publishing - Newspapers -- 2.2%
       5,464     Dow Jones & Co., Inc.                                   209,872
      17,346     Gannett Co., Inc.                                     1,252,034
       5,411     Knight-Ridder, Inc.                                     305,235

                       See Notes to Financial Statements.


  12   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                           September 30, 2002
================================================================================

     SHARES                       SECURITY                              VALUE
================================================================================
Publishing - Newspapers -- 2.2% (continued)
      12,610     The McGraw-Hill Cos., Inc.                         $    771,984
       3,224     Meredith Corp.                                          138,793
       9,852     The New York Times Co., Class A Shares                  447,773
      19,639     Tribune Co.821,107
--------------------------------------------------------------------------------
                                                                       3,946,798
--------------------------------------------------------------------------------
Railroads -- 0.6%
      12,056     Burlington Northern Santa Fe Corp.                      288,380
       6,745     CSX Corp.                                               177,933
      12,307     Norfolk Southern Corp.                                  248,478
       8,008     Union Pacific Corp.                                     463,423
--------------------------------------------------------------------------------
                                                                       1,178,214
--------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.4%
       9,994     Equity Office Properties Trust                          258,045
       6,575     Equity Residential                                      157,405
       4,411     Plum Creek Timber Co., Inc.                              99,733
       4,427     Simon Property Group, Inc.                              158,177
--------------------------------------------------------------------------------
                                                                         673,360
--------------------------------------------------------------------------------
Retail - Department Stores -- 0.7%
       1,940     Dillard's, Inc., Class A Shares                          39,149
       4,636     Federated Department Stores, Inc.*                      136,484
       6,150     J.C. Penney Co., Inc.                                    97,908
       7,746     Kohl's Corp.+*                                          471,034
       6,629     The May Department Stores Co.                           150,942
       3,107     Nordstrom, Inc.                                          55,740
       7,269     Sears, Roebuck & Co.                                    283,491
--------------------------------------------------------------------------------
                                                                       1,234,748
--------------------------------------------------------------------------------
Retail - Drug Stores -- 0.6%
      10,401     CVS Corp.                                               263,665
      27,142     Walgreen Co.+                                           834,888
--------------------------------------------------------------------------------
                                                                       1,098,553
--------------------------------------------------------------------------------
Retail - General Merchandise -- 4.5%
       3,424     Big Lots, Inc.*                                          54,202
      13,428     Costco Wholesale Corp.*                                 434,664
       9,840     Dollar General Corp.                                    132,053
       5,116     Family Dollar Stores, Inc.                              137,518
      26,787     Target Corp.                                            790,752
     131,335     Wal-Mart Stores, Inc.                                 6,466,935
--------------------------------------------------------------------------------
                                                                       8,016,124
--------------------------------------------------------------------------------
Savings and Loan Companies -- 0.7%
       6,066     Charter One Financial, Inc.                             180,270
       4,083     Golden West Financial Corp.                             253,881
      25,561     Washington Mutual, Inc.                                 804,405
--------------------------------------------------------------------------------
                                                                       1,238,556
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


  13   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                           September 30, 2002
================================================================================

     SHARES                       SECURITY                              VALUE
================================================================================
Services - Commercial and Consumer -- 0.8%
       7,154     Apollo Group, Inc., Class A Shares*                $    310,698
      42,892     Cendant Corp.*                                          461,518
       7,007     Cintas Corp.                                            293,733
       2,577     Deluxe Corp.                                            116,120
       7,450     H&R Block, Inc.                                         312,974
--------------------------------------------------------------------------------
                                                                       1,495,043
--------------------------------------------------------------------------------
Services - Data Processing -- 0.1%
       5,929     Equifax Inc.                                            128,896
--------------------------------------------------------------------------------
Specialty Printing -- 0.1%
       4,174     R.R. Donnelley & Sons Co.                                98,131
--------------------------------------------------------------------------------
Tobacco -- 1.7%
      69,810     Philip Morris Cos. Inc.                               2,708,628
       2,957     R.J. Reynolds Tobacco Holdings Inc.                     119,226
       5,589     UST Inc.                                                157,666
--------------------------------------------------------------------------------
                                                                       2,985,520
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $109,153,145)                              103,801,039
--------------------------------------------------------------------------------

      FACE
     AMOUNT                       SECURITY                              VALUE
================================================================================
REPURCHASE AGREEMENTS -- 42.1%
$ 41,410,000     Goldman, Sachs & Co., 1.840% due 10/1/02;
                   Proceeds at maturity -- $41,412,117;
                   (Fully collateralized by U.S. Treasury
                   Bills, Notes and Bonds, 0.000% to
                   11.625% due 11/7/02 to 8/15/28; Market
                   value -- $42,238,306)                              41,410,000
  33,951,000     Morgan Stanley, 1.850% due 10/1/02;
                   Proceeds at maturity -- $33,952,745;
                   (Fully collateralized by U.S. Treasury
                   Bonds, 5.250% due 11/15/28 to 2/15/29;
                   Market value -- $34,630,080)                       33,951,000
--------------------------------------------------------------------------------
                 TOTAL REPURCHASE AGREEMENTS
                 (Cost -- $75,361,000)                                75,361,000
================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $184,514,145**)                           $179,162,039
================================================================================

+     All or a portion of this security is on loan (See Note 8).
(a) All or a portion of this security has been segregated for open equity swap contracts.
*     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


  14   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                           September 30, 2002
================================================================================

ASSETS:
     Investments, at value (Cost -- $109,153,145)                              $ 103,801,039
     Repurchase agreements, at value (Cost -- $75,361,000)                        75,361,000
     Cash                                                                              1,021
     Collateral for securities on loan (Note 8)                                    2,701,385
     Dividends and interest receivable                                               215,087
     Receivable for Fund shares sold                                                 176,573
---------------------------------------------------------------------------------------------
     Total Assets                                                                182,256,105
---------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities on loan (Note 8)                                       2,701,385
     Payable for Fund shares purchased                                               247,638
     Management fee payable                                                          106,748
     Payable for open equity swap contracts (Note 7)                                  79,021
     Distribution fees payable                                                        50,700
     Accrued expenses                                                                269,697
---------------------------------------------------------------------------------------------
     Total Liabilities                                                             3,455,189
---------------------------------------------------------------------------------------------
Total Net Assets                                                               $ 178,800,916
=============================================================================================

NET ASSETS:
     Par value of capital shares                                               $      23,460
     Capital paid in excess of par value                                         297,072,895
     Accumulated net realized loss from security transactions and equity
       swap contracts                                                           (112,805,023)
     Net unrealized depreciation of investments and equity swap contracts         (5,490,416)
---------------------------------------------------------------------------------------------
Total Net Assets                                                               $ 178,800,916
=============================================================================================

Shares Outstanding:
     Class A                                                                       2,420,511
     ----------------------------------------------------------------------------------------
     Class B                                                                       4,357,402
     ----------------------------------------------------------------------------------------
     Class L                                                                      16,682,233
     ----------------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                            $        7.71
     ----------------------------------------------------------------------------------------
     Class B *                                                                 $        7.61
     ----------------------------------------------------------------------------------------
     Class L **                                                                $        7.61
     ----------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)         $        8.12
     ----------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)         $        7.69
=============================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


  15   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Statement of Operations                    For the Year Ended September 30, 2002
================================================================================

INVESTMENT INCOME:
     Dividends                                                            $  3,078,352
     Interest                                                                1,213,220
     Less: Foreign withholding tax                                             (18,087)
---------------------------------------------------------------------------------------
     Total Investment Income                                                 4,273,485
---------------------------------------------------------------------------------------

EXPENSES:
     Distribution fees (Note 2)                                              2,317,909
     Management fee (Note 2)                                                 1,630,742
     Shareholder and system servicing fees                                     309,311
     Registration fees                                                         146,725
     Custody                                                                   146,134
     License fees                                                               60,588
     Shareholder communications                                                 56,116
     Audit and legal                                                            31,160
     Directors' fees                                                            11,301
     Other                                                                      15,420
---------------------------------------------------------------------------------------
     Total Expenses                                                          4,725,406
---------------------------------------------------------------------------------------
Net Investment Loss                                                           (451,921)
---------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND EQUITY SWAP CONTRACTS (NOTES 3 AND 7):
     Realized Loss From:
       Security transactions (excluding short-term securities)             (34,063,060)
       Equity swap contracts                                                (2,306,471)
---------------------------------------------------------------------------------------
     Net Realized Loss                                                     (36,369,531)
---------------------------------------------------------------------------------------
     Change in Net Unrealized Depreciation of Investments and Equity
       Swap Contracts:
       Beginning of year                                                    (3,276,175)
       End of year                                                          (5,490,416)
---------------------------------------------------------------------------------------
     Increase in Net Unrealized Depreciation                                (2,214,241)
---------------------------------------------------------------------------------------
Net Loss on Investments and Equity Swap Contracts                          (38,583,772)
---------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                    $(39,035,693)
=======================================================================================

                       See Notes to Financial Statements.


  16   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Year Ended September 30, 2002
and the Period Ended September 30, 2001(a)

                                                                               2002             2001
=====================================================================================================
OPERATIONS:
     Net investment income (loss)                                     $    (451,921)   $   1,377,740
     Net realized loss                                                  (36,369,531)     (82,705,649)
     Increase in net unrealized depreciation                             (2,214,241)      (3,276,175)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Operations                             (39,035,693)     (84,604,084)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                       --         (716,577)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                   --         (716,577)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
     Net proceeds from sale of shares                                     5,829,618      487,199,782
     Net asset value of shares issued for reinvestment of dividends              --          683,569
     Cost of shares reacquired                                         (106,274,507)     (84,281,192)
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions    (100,444,889)     403,602,159
----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                      (139,480,582)     318,281,498

NET ASSETS:
     Beginning of year                                                  318,281,498               --
----------------------------------------------------------------------------------------------------
     End of year*                                                     $ 178,800,916    $ 318,281,498
=====================================================================================================
* Includes undistributed net investment income of:                               --    $     575,078
=====================================================================================================

(a) For the period from October 30, 2000 (commencement of operations) to September 30, 2001.

                       See Notes to Financial Statements.


  17   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Group Spectrum Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Small Cap Growth Fund and Smith Barney Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $5,733,977 was reclassified to paid-in capital; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.65% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended September 30, 2002, the Portfolio paid transfer agent fees of $250,701 to CTB.


  18   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended September 30, 2002, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2002, SSB received sales charges of approximately $18,000 and $24,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the year ended September 30, 2002, CDSCs paid to SSB were approximately:

                                                    Class B           Class L
================================================================================
CDSCs                                              $324,000           $12,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class.

For the year ended September 30, 2002, total Distribution Plan fees incurred by the Portfolio were:

                                   Class A        Class B          Class L
================================================================================
Distribution Plan Fees             $63,642        $460,645       $1,793,622
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended September 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $694,338,272
--------------------------------------------------------------------------------
Sales                                                                818,214,193
================================================================================

At September 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 3,184,159
Gross unrealized depreciation                                        (8,536,265)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(5,352,106)
================================================================================

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


  19   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations as collateral under the reverse repurchase agreement.

During the year ended September 30, 2002, the Portfolio did not enter into any reverse repurchase agreements.

6. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At September 30, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The Portfolio enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended September 30, 2002, the Portfolio did not enter into any written call or put option contracts.

7. Equity Swap Contracts

The Portfolio has the ability to enter into equity index swap contracts. The Portfolio enters into these contracts to gain exposure to certain equity market sectors. The Portfolio will record the difference between the initial value of the index underlying the swap contract and the closing value of such index. These differences are netted out in a cash settlement periodically, with the Portfolio receiving or paying, as the case may be, only the net amount of the two differences.


  20   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

At September 30, 2002, the Portfolio had the following open equity swap contracts:

Swap Counterparty                          Morgan Stanley
Effective Date                             August 22, 2002
Notional Amount (Resets Weekly)            $3,884,321
Payments Made/Received by the Portfolio    Floating Rate (Based on the market
                                           value of the common stock of the
                                           underlying insurance companies:
                                           Allstate Corp., ACE Ltd., Ambac
                                           Financial Group, Chubb Corp.,
                                           Cincinnati Financial, MBIA Inc., MGIC
                                           Investment, Progressive Corp., SAFECO
                                           Corp., St. Paul Cos., Travelers
                                           Property Casualty and XL Capital)
Termination Date                           August 26, 2004

At September 30, 2002, the Portfolio had a total unrealized depreciation of $138,310 from open equity swap contracts.

8. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At September 30, 2002, the Portfolio loaned common stocks having a market value of $2,602,404. The Portfolio received cash collateral amounting to $2,701,385, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Interest income earned by the Portfolio from securities lending for the year ended September 30, 2002 was $5,293.

9. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2002, the Portfolio did not hold any futures contracts.


  21   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

10. Capital Loss Carryforward

At Septembr 30, 2002, the Portfolio had, for Federal income tax purposes, approximately $82,275,000 of unused capital loss carryforwards available to offset future capital gains expiring September 30, 2010. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

11. Capital Shares

At September 30, 2002, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                                  Year Ended                             Year Ended
                                              September 30, 2002                     September 30, 2001*
                                        -------------------------------        ------------------------------
                                           Shares             Amount              Shares            Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                135,389        $  1,167,326          4,754,816       $ 53,633,529
Shares issued on reinvestment                   --                  --             10,105            117,119
Shares reacquired                       (1,343,189)        (11,966,532)        (1,136,610)       (11,724,054)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 (1,207,800)       $(10,799,206)         3,628,311       $ 42,026,594
-------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                176,713        $  1,545,124          7,075,173       $ 79,582,136
Shares issued on reinvestment                   --                  --              8,102             93,899
Shares reacquired                       (1,956,371)        (17,003,424)          (946,215)        (9,568,458)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 (1,779,658)       $(15,458,300)         6,137,060       $ 70,107,577
-------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                355,733        $  3,117,168         31,172,517       $353,984,117
Shares issued on reinvestment                   --                  --             40,772            472,551
Shares reacquired                       (8,810,786)        (77,304,551)        (6,076,003)       (62,988,680)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 (8,455,053)       $(74,187,383)        25,137,286       $291,467,988
-------------------------------------------------------------------------------------------------------------

* For the period from October 30, 2000 (inception date) to September 30, 2001.


  22   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout the year ended September 30, unless otherwise noted:

Class A Shares                                    2002(1)          2001(1)(2)
================================================================================
Net Asset Value, Beginning of Year              $    9.16          $   11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                             0.04               0.10
   Net realized and unrealized loss                 (1.49)             (2.31)
--------------------------------------------------------------------------------
Total Loss From Operations                          (1.45)             (2.21)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               --              (0.03)
--------------------------------------------------------------------------------
Total Distributions                                    --              (0.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                    $    7.71          $    9.16
--------------------------------------------------------------------------------
Total Return                                       (15.83)%           (19.43)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $  18,665          $  33,253
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          1.23%              1.18%+
   Net investment income                             0.49               1.05+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                               375%               265%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from October 30, 2000 (inception date) to September 30,
      2001.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


  23   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout the year ended September 30, unless otherwise noted:

Class B Shares                                    2002(1)          2001(1)(2)
================================================================================
Net Asset Value, Beginning of Year              $    9.11          $   11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                     (0.02)              0.03
   Net realized and unrealized loss                 (1.48)             (2.30)
--------------------------------------------------------------------------------
Total Loss From Operations                          (1.50)             (2.27)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               --              (0.02)
--------------------------------------------------------------------------------
Total Distributions                                    --              (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                    $    7.61          $    9.11
--------------------------------------------------------------------------------
Total Return                                       (16.47)%           (19.97)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $  33,160          $  55,932
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          1.98%              1.93%+
   Net investment income (loss)                     (0.27)              0.29+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                               375%               265%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from October 30, 2000 (inception date) to September 30,
      2001.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


  24   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout the year ended September 30, unless otherwise noted:

Class L Shares                                    2002(1)          2001(1)(2)
================================================================================
Net Asset Value, Beginning of Year              $    9.11          $   11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                     (0.02)              0.03
   Net realized and unrealized loss                 (1.48)             (2.30)
--------------------------------------------------------------------------------
Total Loss From Operations                          (1.50)             (2.27)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               --              (0.02)
--------------------------------------------------------------------------------
Total Distributions                                    --              (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                    $    7.61          $    9.11
--------------------------------------------------------------------------------
Total Return                                       (16.47)%           (19.97)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $ 126,976          $ 229,096
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          1.97%              1.92%+
   Net investment income (loss)                     (0.25)              0.31+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                               375%               265%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   For the period from October 30, 2000 (inception date) to September 30,
      2001.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


  25   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Group Spectrum Fund of the Smith Barney Investment Funds Inc. ("Fund") as of September 30, 2002, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for the year then ended and for the period from October 30, 2000 (commencement of operations) to September 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2002, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from October 30, 2000 to September 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /S/ KPMG LLP


New York, New York
November 13, 2002


  26   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Group Spectrum Fund ("Portfolio") are managed under the direction of the Smith Barney Investment Funds Inc.'s ("Fund") Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                                         Number of
                                                  Term of                                               Portfolios
                                                Office* and           Principal                         in the Fund        Other
                                Position(s)      Length of          Occupation(s)                         Complex      Directorships
                                 Held with         Time              During Past                         Overseen        Held by
Name, Address and Age              Fund           Served             Five Years                         by Director      Director
====================================================================================================================================
NON-INTERESTED
DIRECTORS:

Paul R. Ades                      Director         Since     Law Firm of Paul R. Ades PLLC;                 16             None
Paul R. Ades, PLLC                                 1994      Partner in Law Firm of Murov &
181 West Main Street, Suite C                                Ades, Esq.
Babylon, NY 11702
Age 61

Herbert Barg                      Director         Since     Retired                                        44             None
1460 Drayton lane                                  1994
Wynewood, PA 19096
Age 78

Dwight B. Crane                   Director         Since     Professor, Harvard Business School             50             None
Harvard Business School                            1981
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Frank G. Hubbard                  Director         Since     President of Avatar International, Inc.;       16             None
Avatar International, Inc.                         1993      Partner S&S Industries
87 Whittredge Road
Summit, NJ 07901
Age 64

Jerome H. Miller                  Director         Since     Retired                                        16             None
27 Hemlock Road                                    1998
Manhasset, NY 11030
Age 63

Ken Miller                        Director         Since     President of Young Stuff                       16             None
Young Stuff Apparel Group, Inc.                    1994      Apparel Group, Inc.
1407 Broadway, 6th Floor
Suite 610
New York, NY 10018
Age 60

INTERESTED
DIRECTORS:

R. Jay Gerken                     Chairman,        Since     Managing Director of Salomon                   152            None
SSB                               President and    2002      Smith Barney Inc. ("SSB")
125 Broad Street, 9th Floor       Chief
New York, NY 10004                Executive
Age 51                            Officer

----------
* Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


  27   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                         Number of
                                                  Term of                                               Portfolios
                                                Office* and           Principal                         in the Fund        Other
                                Position(s)      Length of          Occupation(s)                         Complex      Directorships
                                 Held with         Time              During Past                         Overseen        Held by
Name, Address and Age              Fund           Served             Five Years                         by Director      Director
====================================================================================================================================
Officers:

Lewis E. Daidone                  Senior Vice      Since     Managing Director of SSB; Chief                N/A            N/A
SSB                               President and    1995      Financial Officer of Smith Barney
125 Broad Street, 11th Floor      Chief                      Mutual Funds; Director and Senior
New York, NY 10004                Administrative             Vice President of Smith Barney
Age 44                            Officer                    Fund Management LLC ("SBFM")
                                                             and Travelers Investment Adviser,
                                                             Inc. ("TIA")

Richard L. Peteka                 Chief            Since     Director and Head of Internal                  N/A            N/A
SSB                               Financial        2002      Control for Citigroup Asset
125 Broad Street, 11th Floor      Officer and                Management U.S. Mutual Fund
New York, NY 10004                Treasurer                  Administration from 1999-2002;
Age 41                                                       Vice President, Head of Mutual
                                                             Fund Administration and Treasurer
                                                             at Oppenheimer Capital from
                                                             1996-1999

Kevin Kopczynski                  Vice President   Since     Director of SSB                                N/A            N/A
SSB                               and Investment   2000
300 First Stamford Place          Officer
4th Floor
Stamford, CT 06902
Age 37

Kaprel Ozsolak                    Controller       Since     Vice President of SSB                          N/A            N/A
SSB                                                2002
125 Broad Street, 9th Floor
New York, NY 10004
Age 36

Christina T. Sydor                Secretary        Since     Managing Director of SSB;                      N/A            N/A
SSB                                                1993      General Counsel and Secretary
300 First Stamford Place                                     of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

----------
* Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


  28   Smith Barney Group Spectrum Fund | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
GROUP SPECTRUM FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS

Paul R. Ades
Herbert Barg
Dwight B. Crane
R. Jay Gerken, Chairman
Frank G. Hubbard
Jerome H. Miller
Ken Miller

Officers

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Kevin Kopczynski
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Group Spectrum Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. - Smith Barney Group Spectrum Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY GROUP SPECTRUM FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

      SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD02395 11/02                                                            02-4065